Exhibit 3.5.13

UNITED STATES OF AMERICA

STATE OF OHIO

OFFICE OF THE SECRETARY OF STATE

I, Jon Husted, do hereby certify that I am the duly elected, qualified and present acting Secretary of State for the State of Ohio, and as such have custody of the records of Ohio and Foreign business entities; that said records show ARTICLES OF INCORPORATION for CLOYES GEAR WORKS, INC., an Ohio Corporation, Charter No. 206185, filed in this office on January 22, 1948; CERTIFICATE OF AMENDMENT was filed April 28, 1954; CERTIFICATE OF AMENDMENT changing its corporate title to: CLOYES GEAR AND PRODUCTS, INC., was filed on January 17, 1957; CERTIFICATE OF AMENDMENT filed in this office on June 11, 1959; CERTIFICATE OF AMENDMENT filed in this office on December 28, 1964; CERTIFICATE OF AMENDED ARTICLES OF INCORPORATION were filed in this office on September 27, 1977; CERTIFICATE OF MERGER OF NAPA QUALITY AUTO PARTS, INC., an Ohio Corporation, Charter number 364049, having its principal location in Cleveland, County of Cuyahoga, incorporated on August 30, 1967, was filed on December 19, 1986, into CLOYES GEAR AND PRODUCTS, INC., survivor of said MERGER; CERTIFICATE OF MERGER of RUSH METALS COMPANY, a Nevada Corporation, into CLOYES GEAR AND PRODUCTS, INC. the survivor of said MERGER, was filed on December 19, 1986; Certificate of MERGER of CLOVES GEAR COMPANY, an Arkansas Corporation, into CLOYES GEAR AND PRODUCTS, INC., survivor of said MERGER, was filed on December 19, 1986; CERTIFICATE OF AMENDMENT filed in this office on January 09, 1987; Certificate of MERGER of CLOYES- IWIS, a Delaware corporation, into CLOYES GEAR AND PRODUCTS, INC., survivor of said MERGER, was filed on December 27, 1993; CERTIFICATE OF AMENDED ARTICLES OF

1 / 2

INCORPORATION were filed in this office on April 30, 1998; CERTIFICATE OF AMENDED ARTICLES OF INCORPORATION was filed in this office on June 14, 2002; CERTIFICATE OF AMENDED ARTICLES OF INCORPORATION was filed in this office on May 16, 2006.

THE FOREGOING STATEMENT CONSTITUTES A COMPLETE LIST OF ALL CHARTER DOCUMENTS ON FILE WITH THIS OFFICE. Said business entity, CLOYES GEAR AND PRODUCTS, INC., an Ohio Corporation, Charter No. 206185, having its principal location in Mentor, County of Lake, was filed on January 22, 1948, and is currently in GOOD STANDING upon the records of this office.

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 10th day of October, A.D. 2014.
Ohio Secretary of State

Validation Number: 201428300806

2 / 2

Doc ID -->	C175_1243

Doc ID -->	C175_1243

C175 1243
206185
ARTICLES OF INCORPORATION OF CLOYES GEARS WORKS, INC.

The undersigned, all of whom are citizens of the United States, desiring to form a corporation for profit under the General Corporation Act of the State or Ohio, do hereby certify:

FIRST: The name of said corporation shall be Cloyes Gear Works, Inc.

SECOND: The principal office of said corporation is to be located at Cleveland, Ohio, in Cuyahoga County, Ohio.

THIRD: Said corporation is formed for the purpose of manufacturing, purchasing, selling and otherwise dealing in goods, wares, merchandise and personal property of every kind and description, including, but not limited to, parts and gears for automobiles, trucks, tractors, machines and machinery; to purchase or otherwise acquire, own, hold, lease, improve, sell or otherwise dispose of, trade and deal in and with real estate, leasehold estates and other interests in real estate; to buy, sell, own, hold, lease, trade and deal in and with, maintain and operate machinery and equipment, materials and supplies and all other articles necessary, useful or convenient for use in connection with and in carrying on the business of the corporation, or any part thereof, with the right to acquire the good will, rights and property, and to undertake the whole or any part of the assets and liabilities of any person, firm, estate, partnership or corporation, and to pay for the same in cash, stock of this corporation, bonds or otherwise, and to hold or in any manner dispose of the whole or any part of the property so acquired, and to conduct in any lawful manner the whole or any part of the business so acquired, and to exercise all of the powers necessary, convenient or expedient in and about the conduct and management of such business.

FOURTH: The maximum number of shares which the corporation is authorized to have outstanding is 250 shares of the par value of $100.00 each.

Doc ID -->	C175_1243

C175 1244

VOL 548 PAGE 269

FIFTH: The amount of capital with which the corporation will begin business is Twenty Five Thousand Dollars ($25,000.00).

IN WITNESS WHEREOF, we have hereunto set our hands this 16th day of January, 1948.

Incorporators

STATE OF OHIO	)
	)	SS:
COUNTY OF CUYAHOGA	)

Before me, a Notary Public in and for said County and State, personally appeared the above named Robert W. Wheeler, I. W. Stillinger and Brooks W. Maccracken, each of whom acknowledged the signing of the foregoing Articles of Incorporation to be his free act and deed.

IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal at Cleveland, Ohio, this 16th day of January, 1948.

Notary Public

Doc ID -->	C175_1243

ORIGINAL APPOINTMENT OF AGENT OF

CLOYES GEAR WORKS, INC.

C175 1245

KNOW ALL MEN BY THESE PRESENTS, that Herbert C. Stebbins, Jr., of 17214 Roseland Avenue, N. E., Cleveland 12, Cuyahoga County, Ohio, a natural person and resident of said County, being the County in which the principal office of Cloyes Gear Works, Inc. is located, is hereby appointed the person on whom process, tax notices and demands against Cloyes Gear Works, Inc., may be served.

CLOYES GEAR WORKS, INC.

Incorporators.

Cloyes Gear Works, Inc.,

17214 Roseland Avenue, N. E.,

Cleveland 12, Ohio.

Gentlemen:

I hereby accept the appointment as the representative of your Company upon whom process, tax notices or demands may be served.

State of Ohio.	)
	)	SS.
Cuyahoga County	)

Personally appeared before me, the undersigned, a notary publics in and for said County, on this 16th day of January, 1948, the above named Herbert C. Stebbins, Jr., who acknowledged the signing of the foregoing to be his free act and dead for the uses and purposes herein mentioned.

WITNESS my hand and official seal on the day and year last aforesaid.

Notary Public

Doc ID -->	C175_1247

Doc ID -->	C175_1247

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF CLOYES GEAR WORKS, INC.	C175 1247

Herbert C. Stebbins, Jr., President, and Robert W. Wheeler, Secretary of Cloyes Gear Works, Inc., an Ohio corporation with its principal office located at Cleveland, Ohio, do hereby certify that all of the Shareholders who would be entitled to a notice of shareholders’ meeting for the purpose of amending the Articles of Incorporation thereof as contained in the following Resolution and to vote thereon did on the 27th day of April, 1954, by unanimous written consent without meeting adopt the following Resolution to amend the Articles:

RESOLVED that the following Amended Articles of Incorporation of Cloyes Gear Works, Inc. be and the same are hereby adopted to supersede and take the place of the existing Articles of Incorporation and all amendments thereto:

AMENDED ARTICLES OF INCORPORATION

OF

CLOYES GEAR WORKS, INC.

FIRST: The name of said corporation shall be Cloyes Gear Works, Inc.

SECOND: The principal office of said corporation is to be located at Cleveland, Ohio, in Cuyahoga County, Ohio.

THIRD: Said corporation is formed for the purpose of manufacturing, purchasing, selling and otherwise dealing in goods, wares, merchandise and personal property of every kind and description, including, but not limited to, parts and gears for automobiles, trucks, tractors, machines and machinery; to purchase or otherwise acquire, own, hold, lease, improve, sell or otherwise dispose of, trade and deal in and with real estate, leasehold estates and other interests in real estate; to buy, sell, own, held, lease, trade and deal in and with, maintain, and operate machinery and equipment, materials and supplier and all other articles necessary, useful or convenient for use in connection with and in carrying on the business of the corporation, or any part thereof, with the right to acquire the good

Doc ID -->	C175_1247

C175 1248

will, rights and property, and to undertake the whole or any part of the assets and liabilities of any person, firm, estate, partnership or corporation, and to pay for the same in cash, stock of this corporation, bonds or otherwise, and to hold or in any manner dispose of the whole or any part of the property so acquired, and to conduct in any lawful manner the whole or any part of the business so acquired, and to exercise all of the powers necessary, convenient or expedient in and about the conduct and management of such business.

FOURTH: Section 1. The maximum number of shares which the corporation is authorised to have outstanding shall be six hundred (600) which shall be classified and bear designations as follows: three hundred (300) shares shall be Class A Common stock of the par value of Twenty Five Dollars ($25.00) per share and three hundred shares shall be Class B Common stock of the par value of Twenty Five Dollars ($25.00) per share.

Section 2. The one hundred shares issued and outstanding at the time of the adoption of these Amended Articles of Incorporation, all of the par value of One Hundred Dollars ($100.00) per share, are hereby reclassified and changed into an aggregate number of one hundred (100) shares of Class A Common stock of the par value of Twenty Five Dollars ($25.00) per share and two hundred (200) shares of Class B Common stock of the par value of Twenty Five Dollars ($25.00) per share, each such outstanding share being hereby reclassified and changed into one (1) share of Class A Common stock and two (2) shares of Class B Common stock.

Section 3. The exclusive voting power of the corporation shall be vested in the holders of Class A Common stock and the holders of Class B Common stock shall have no voting rights other than as required by law.

FIFTH: At the time of filing these Amended Articles of Incorporation, the stated capital of the corporation is Ten Thousand Dollars ($10,000).

SIXTH: These Amended Articles of Incorporation shall supersede and take the place of the heretofore existing Articles of Incorporation and all amendments thereto.

IN WITNESS WHEREOF Herbert C. Stebbins, Jr., President, and Robert W. Wheeler Secretary of Cloyes Gear Works, Inc., acting for and on behalf of said Corporation, have hereunto subscribed their names and affixed the official seal of the Corporation this 27th day of April, 1954.

President

Secretary

Doc ID -->	C175_1250

Doc ID -->	C175_1250

VOL 762 PAGE 72	CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION OF CLOYES GEAR WORKS, INC.

C175 1250

Raymond T. Lewis, President, and John D. Drinko, Secretary, of Cloyes Gear Works, Inc., an Ohio corporation, with its principal office located at Cleveland, Cuyahoga County, Ohio, do hereby certify that the holders of all the shares of said Corporation entitled to vote on a proposal to amend the Articles of Incorporation thereof, as contained in the following Resolution, by unanimous consent, in writing, on January 9, 1957, pursuant to the authority of $1701.54 of the Ohio Revised Code, duly consented and agreed to the adoption of the following Resolution to amend said Articles of Incorporation:

RESOLVED, that the Articles of Incorporation of Cloyes Gear Works, Inc. be, and they are hereby, amended by striking out in its entirety Article FIRST thereof and inserting, in lieu thereof, a new Article FIRST, reading as follows:

FIRST: The name of said Corporation shall be CLOYES GEAR AND PRODUCTS, INC.

IN WITNESS WHEREOF, said Raymond T. Lewis, President, and John D. Drinko, Secretary, of Cloyes Gear Works, Inc., acting for and on behalf of said Corporation have hereunto subscribed their names and affixed the seal of said Corporation this 15 day of January, 1957.

CLOYES GEAR WORKS, INC.

By

Raymond T. Lewis, President
By

John D. Drinko, Secretary

Doc ID -->	B105_0312

B105 311

RECEIPT AND CERTIFICATE             No. 12585

CLOYES GEAR AND PRODUCTS, INC.

NAME

206185

NUMBER

DOMESTIC CORPORATIONS

ARTICLES OF INCORPORATION

AMENDMENT

MERGER CONSOLIDATION

DISSOLUTION

AGENT

RE-INSTATEMENT

CERTIFICATE OF CONTINUED EXISTENCE

MISCELLANEOUS

FOREIGN CORPORATIONS

LICENSE

AMENDMENT

SURRENDER OF LICENSE

APPOINTMENT OF AGENT

CHANGE OF PRINCIPAL OFFICE

RE-INSTATEMENT

FORM 7

PENALTY

MISCELLANEOUS FILINGS

ANNEXATION/INCORPORATION—CITY OR VILLAGE

RESERVATION OF CORPORATE NAMES

REGISTRATION OF NAME

REGISTRATION OF NAME RENEWALS

REGISTRATION OF NAME—CHANGE OF REGISTRANTS ADDRESS

TRADE MARK

TRADE MARK RENEWAL

SERVICE MARK

SERVICE MARK RENEWAL

MARK OF OWNERSHIP

MARK OF OWNERSHIP RENEWAL

EQUIPMENT CONTRACT CHATTEL MORTGAGE

POWER OF ATTORNEY

SERVICE OF PROCESS

MISCELLANEOUS

ASSIGNMENT—TRADE MARK, MARK OF OWNERSHIP, SERVICE MARK

I certify that the attached document was received and filed in the office of TED W. BROWN, Secretary of State, at Columbus, Ohio, on the 11th day of June A.D. 19[ILLEGIBLE], and recorded on Roll B105 at Frame 311 of the RECORDS of INCOPORATION and MISCELLANEOUS FILINGS.

TED W. BROWN
Secretary of State

Filed by and Returned To.	[ILLEGIBLE]

Doc ID -->	B105_0312

B105 312 CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION OF CLOYES GEAR AND PRODUCTS, INC.

HARRY D. MYERS, President, and JOHN D. DRINKO, Secretary, of CLOYES GEAR AND PRODUCTS, INC., an Ohio Corporation, do hereby certify that the holders of all the issued and outstanding shares of said Corporation entitled to vote on a proposal to amend the Articles of Incorporation thereof, as contained in the following resolution, on the 1st day of June, 1959, duly consented to the adoption of the following resolution to amend said Articles of Incorporation, pursuant to the authority of Section 1701.54 of the Ohio Revised Code:

RESOLVED, that Article FOURTH of the Articles of Incorporation, as amended, be, and it is hereby, amended to henceforth be and read as follows:

FOURTH: Section 1. The maximum number of shares which the Corporation is authorized to have outstanding is Two Thousand Six Hundred (2,600), of which Two Thousand (2,000) shall be Preferred Shares of the par value of One Hundred Dollars ($100) per share, Three Hundred (300) shall be Class A Common Shares of the par value of Twenty Five Dollars ($25) per share and Three Hundred (300) shall be Class B Common Shares of the par value of Twenty Five-Dollars ($25) per share.

Section 2. The express terms and provisions of the shares of each class are as follows:

Preferred Shares.

(a) Dividends. Holders of Preferred Shares shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, cumulative dividends at the rate of, but not to exceed, Five Dollars ($5.00) a share per annum, payable quarterly on the 1st day of January, April, July and October in each year, in preference to dividends on the Common Shares. Dividends on the Preferred Shares shall be

Doc ID -->	B105_0312

B015 313

cumulative from and after July 1, 1959, or from and after the first payment date subsequent to issuance, if issued subsequent to July 1, 1959.

(b) Dissolution and Liquidation. Preferred Shares shall be preferred as to assets as well as dividends. Upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, holders of Preferred Shares shall be entitled to receive and be paid for each share thereof, out of the assets of the Corporation (whether capital or surplus); One Hundred Dollars ($100) plus an amount equal to the accrued and unpaid dividends thereon to the date of payment. The consolidation or merger of the Corporation at any time, or from time to time, or a sale of all or substantially all of the assets of the Corporation shall not be construed as a dissolution, liquidation or winding up of the Corporation within the meaning hereof.

After payment of the full preferential amounts aforesaid, holders of Preferred Shares shall not be entitled to any further participation in any distribution of assets or funds of the Corporation, and the remaining assets and funds of the Corporation shall be divided and distributed among the holders of the Common Shares then outstanding according to their respective interests.

(c) Redemption. The Corporation, at its option to be exercised by the Board of Directors, may redeem the whole or any part of the Preferred Shares at any time, or from time to time, by the payment in cash of One Hundred Dollars ($100) a share, plus an amount equal to dividends accrued and unpaid thereon to the date of redemption, and plus a premium of Three Dollars ($3.00) a share if redeemed on or before July 1, 1964, and a premium of Five Dollars ($5.00) a share if redeemed thereafter.

If at any time less than all the outstanding Preferred Shares are to be called for redemption, the shares to be redeemed shall be selected by lot; or pro-rata, or by such other equitable method as the Board of Directors, in its discretion, may determine. Notice of every such redemption, stating the redemption date, the redemption price, and the place of payment thereof, shall be given by mailing a copy of each notice at least thirty (30) days prior to the date fixed for redemption to the holders of record of the Preferred Shares to be redeemed at their respective addresses as the name appear on the books of the Corporation.

[ILLEGIBLE]

Doc ID -->	B105_0312

B105 314

After such notice of redemption shall have been duly given, the Corporation shall pay the redemption price herein before set forth for each share called for redemption, or in lieu of such payments shall deposit the redemption price in cash on or prior to the redemption date with such bank or trust company in the City of Cleveland, Ohio, as may be designated by the Board of Directors of the Corporation , in trust, for payment on the redemption date to the holders of Preferred Shares to be redeemed.

On and after the date fixed in such notice as the date of redemption of the Preferred Shares (unless default shall be made by the Corporation in the payment and/or deposit of the redemption price pursuant to such notice and the provisions hereof) all dividends on the Preferred Shares so called for redemption shall cease to accrue and on such date, or on the deposit in trust as aforesaid of all funds sufficient for such redemption, the rights of the holders of Preferred Shares as shareholders of the Corporation shall cease and terminate, except the right to receive the redemption price, and no more, from the Corporation or from a depositary as above described, Upon surrender of their certificates properly endorsed.

(d) Purchase. The Corporation shall have the right at any time or from time to time to acquire Preferred Shares by purchase at a price not in excess of the redemption price hereinbefore set forth which would be applicable at the date of such purchase and to hold and/or dispose of such Preferred Shares.

(e) Voting. The holders of Preferred Shares shall have no voting rights or powers or be entitled to notice of meetings of shareholders except as may otherwise be provided by statute; provided, however, that if the Corporation shall have made default in the payment of eight (8) quarterly cumulative dividends then, during the continuance of such default, but no longer, the holders of the Preferred Shares shall be entitled to notice of all shareholders’ meetings and shall have the right to cast one vote for each Preferred Share held.

(f) The holders of the Preferred Shares shall have no pre-emptive rights to acquire additional shares of any class of the Corporation.

Doc ID -->	B105_0312

B105 315

Common Shares

Except as hereinbefore provided with respect to the Preferred Shares, the exclusive voting power of the Corporation shall be vested in the holders of Class A Common Shares and holders of Class A Common Shares shall have the right to cast one vote for each Common Share held. Holders of Class B Common Shares shall have no voting rights other than as required by law.

IN WITNESS WHEREOF, said Harry D. Myers, President, and John D. Drinko, Secretary, of Cloyes Gear and Products, Inc., acting for and on behalf of said Corporation, have hereunto subscribed their names this 10th day of June, 1959.

Harry D. Myers, President

John D. Drinko, Secretary

[ILLEGIBLE]

Doc ID -->	B387_0863

B387 862 RECEIPT AND CERTIFICATE No. 15227 CLOYES GEAR AND PRODUCTS, INC.

NAME

206185

NUMBER

DOMESTIC CORPORATIONS	MISCELLANEOUS FILINGS

ARTICLES OF INCORPORATION	ANNEXATIONS/INCORPORATION—CITY
AMENDMENT	OR VILLAGE
MERGER/CONSOLIDATION	RESERVATION OF CORPORATE NAMES
DISSOLUTION	REGISTRATION OF NAME
AGENT	REGISTRATION OF NAME RENEWALS
RE-INSTATEMENT	REGISTRATION OF NAME—CHANGE
CERTIFICATES OF CONTINUED	OF REGISTRANTS ADDRESS
EXISTENCE	TRADE MARK
MISCELLANEOUS	TRADE MARK RENEWAL
SERVICE MARK
FOREIGN CORPORATIONS	SERVICE MARK RENEWAL
MARK OF OWNERSHIP
LICENSE	MARK OF OWNERSHIP RENEWAL
AMENDMENT	EQUIPMENT CONTRACT/CHATTEL
SURRENDER OF LICENSE	MORTGAGE
APPOINTMENT OF AGENT	POWER OF ATTORNEY
CHANGE OF ADDRESS OF AGENT	SERVICE OF PROCESS
CHANGE OF PRINCIPAL OFFICE	MISCELLANEOUS
RE-INSTATEMENT	ASSIGNMENT—TRADE MARK, MARK
FORM 7	OF OWNERSHIP, SERVICE MARK,
PENALTY	REGISTRATION OF NAME

I certify that the attached document was received and filed in the office of TED W. BROWN, Secretary of State, at Columbus, Ohio, on the 28th day of Dec. A. D. 1964, and recorded on Roll B387 at Frame 862 of the RECORDS OF INCORPORATION and MISCELLANEOUS FILINGS.

TED W. BROWN
Secretary of State

Filed by and Returned To:	Baker, Hostetler & Patterson
	Union Commerce Bldg.
	Cleveland, Ohio

	FEE RECEIVED:		$385.00
	NAME:	CLOYES GEAR AND PRODUCTS, INC.

[ILLEGIBLE]

Doc ID -->	B387_0863

B387 863
CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
CLOYES GEAR AND PRODUCTS, INC.

HARRY D. MYERS, President, and JOHN D. DRINKO, Secretary, of CLOYES GEAR AND PRODUCTS, INC., an Ohio corporation, do hereby certify that the holders of all the issued and outstanding shares of said Corporation entitled to vote on a proposal to amend the Articles of Incorporation thereof, as contained in the following resolution, on the 24th day of December, 1964, duly consented to the adoption of the following resolution to amend said Articles of Incorporation, in a writing signed pursuant to the authority of Section 1701.54 of the Ohio Revised Code:

RESOLVED, that Article FOURTH of the Articles of Incorporation, as amended, be, and it is hereby, amend to henceforth be and read as follows:

FOURTH: Section 1. The maximum number of shares which the Corporation is authorized to have outstanding is Nine Thousand Eight Hundred (9,800), of which Two Thousand (2,000) shall be preferred shares of the par value of One Hundred Dollars ($100) per share; Three Hundred (300) shall be Class A Common Shares of the par value of Twenty-five Dollars ($25) per share and Seven Thousand Five Hundred (7,500) shall be Class B Common Shares of the par value of Twenty-five Dollars ($25) per share.

Section 2. The express terms and provisions of the shares of each class are as follows:

Preferred Shares.

(a) Dividends. Holders of Preferred Shares shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, cumulative dividends at the rate of, but not to exceed, Five Dollars ($5.00) a share per annum, payable quarterly on the 1st day of January, April, July and October

Doc ID -->	B387_0863

B387 864

in each year, in preference to dividends on the Common Shares. Dividends on the Preferred Shares shall be cumulative from and after July 1, 1959, or from and after the first payment date subsequent to issuance, if issued subsequent to July 1, 1959.

(b) Dissolution and Liquidation. Preferred Shares shall be preferred as to assets as well as dividends. Upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, holders of Preferred Shares shall be entitled to receive and be paid for each share thereof, out of the assets of the Corporation (whether capital or surplus), One Hundred Dollars ($100) plus an amount equal to the accrued and unpaid dividends thereon to the date of payment. The consolidation or merger of the Corporation at any time, or from time to time, or a sale of all or substantially all of the assets of the Corporation shall not be construed as a dissolution, liquidation or winding up of the Corporation within the meaning hereof.

After payment of the full preferential amounts aforesaid, holders of Preferred Shares shall not be entitled to any further participation in any distribution of assets or funds of the Corporation, and the remaining assets and funds of the Corporation shall be divided and distributed among the holders of the Common Shares then outstanding according to their respective interests.

(c) Redemption. The Corporation, at its option to be exercised by the Board of Directors, may redeem the whole or any part of the Preferred Shares at any time, or from time to time, by the payment in cash of One Hundred Dollars ($100) a share, plus an amount equal to dividends accrued and unpaid thereon to the date of redemption, and plus a premium of Three Dollars ($3.00) a share if redeemed on or before July 1, 1964, and a premium of Five Dollars ($5.00) a share if redeemed thereafter.

If at any time less than all the outstanding Preferred Shares are to be called for redemption, the shares to be redeemed shall be selected by lot, or pro-rata, or by such other equitable method as the Board of Directors, in its discretion, may determine. Notice of every such redemption, stating the redemption date, the redemption price, and the place of payment thereof, shall be given by mailing a copy of such notice at least thirty (30) days prior to the date fixed for

Doc ID -->	B387_0863

B387 865

redemption to the holders of record of the Preferred Shares to be redeemed, at their respective addresses as the same appear on the books of the Corporation. After such notice of redemption shall have been duly given, the Corporation shall pay the redemption price hereinbefore set forth for each share called for redemption, or in lieu of such payments shall deposit the redemption price in cash on or prior to the redemption date with such bank or trust company in the City of Cleveland, Ohio, as may be designated by the Board of Directors of the Corporation, in trust, for payment on the redemption date to the holders of Preferred Shares so to be redeemed.

On and after the date fixed in such notice as the date of redemption of the Preferred Shares (unless default shall be made by the Corporation in the payment and/or deposit of the redemption price pursuant to such notice and the provisions hereof) all dividends on the Preferred Shares so called for redemption shall cease to accrue and on such date, or on the deposit in trust as aforesaid of all funds sufficient for such redemption, the rights of the holders of Preferred Shares as shareholders of the Corporation shall cease and terminate, except the right to receive the redemption price, and no more, from the Corporation or from a depositary as above described, upon surrender of their certificates properly endorsed.

(d) Purchase. The Corporation shall have the right at any time or from time to time to acquire Preferred Shares by purchase at a price not in excess of the redemption price hereinbefore set forth which would be applicable at the date of such purchase and to hold and/or dispose of such Preferred Shares.

(e) Voting. The holders of Preferred Share shall have no voting rights or powers or be entitled to notice of meetings of shareholders except as may otherwise be provided by statute; provided, however, that if the Corporation shall have made default in the payment of eight (8) quarterly cumulative dividends then, during the continuance of such default, but no longer, the holders of the Preferred Shares shall be entitled to notice of all shareholders’ meetings and shall have the right to cast one vote for each Preferred Share held.

(f) The holders of the Preferred Shares shall have no pre-emptive rights to acquire additional shares of any class of the Corporation.

Doc ID -->	B387_0863

B387 866

Common Shares

Except as hereinbefore provided with respect to the Preferred Shares, the exclusive voting power of the Corporation shall be vested in the holders of Class A Common Shares and holders of Class A Common Shares shall have the right to cast one vote for each Common Share held. Holders of Class B Common Shares shall have no voting rights other than as required by law.

IN WITNESS WHEREOF, said Harry D. Myers, President, and John D. Drinko, Secretary, of Cloyes Gear and Products, Inc., acting for and on behalf of said Corporation, have hereunto subscribed their names this 26th day of December, 1964.

Harry D. Myers, President

John D. Drinko, Secretary

Doc ID -->	E322_1305

Doc ID -->	E322_1305

E0322-1306
DEPARTMENT OF STATE
TED W. BROWN
Secretary of State
Certificate
206185
It is hereby certified that the Secretary of State of Ohio has custody of the Records of Incorporation and Miscellaneous Filings; that said records show the filing and recording of: AMA AGS CHL OF CLOYES GEAR AND PRODUCTS, INC.
United State of America
STATE OF OHIO
Office of the Secretary of State
Recorded on Roll E322 at Frame 1307 of the Records of Incorporation and Miscellaneous Filings.
Witness my hand and the seal of the Secretary of State, at the City of Columbus, Ohio, this 27TH day of SEPTEMBER, A.D. 1977
TED W. BROWN
Secretary of State

Doc ID -->	E322_1305

ILLEGIBLE

CERTIFICATE

OF

AMENDED ARTICLES OF

INCORPORATION

OF

CLOYES GEAR AND PRODUCTS, INC.

Malcola R. Myers, President and J. Richard Hamilton, Secretary of Cloyes Gear & Products, Inc., a corporation having its principal office located at Willoughby, Cuyahoga County, Ohio, do hereby certify that a meeting of the holders of the shares of said Corporation entitling them to vote on the proposal to adopt the Amended Articles of Incorporation referred to in the following resolution was duly called and held on the 5th day of August, 1977, that at such meeting a quorum of such shareholders was present in person or by proxy, and that by the affirmative vote of the holders of shares entitled to exercise more than two-thirds (2/3) of the voting power of the Corporation on such proposal the following resolution was adopted:

“RESOLVED, that he Amended Articles of Incorporation presented to this meeting and attached hereto as Exhibit A be, and they hereby are, adopted by this Corporation as its Amended Articles of Incorporation;….”

Doc ID -->	E322_1305

[ILLEGIBLE]

The undersigned [ILLEGIBLE] that the Amended Articles of Incorporation attached to [ILLEGIBLE] Certificate [ILLEGIBLE] Exhibit [ILLEGIBLE] and by this reference [ILLEGIBLE] hereof are the Amended Articles of Incorporation adopted by the Corporation as aforesaid.

IN WITNESS WHEREOF, said Malcolm R. Myers, President and J. Richard Hamilton, Secretary of Cloyes Gear & Products, Inc., acting for and on behalf of said Corporation, have hereunto subscribed their names this [ILLEGIBLE] day of August, 1977.

Malcolm R. Myers, President

J. Richard Hamilton, Secretary

Doc ID -->	E322_1305

E0322-1309

[ILLEGIBLE]

AMENDED ARTICLES OF INCORPORATION

OF

CLOYES GEAR AND PRODUCTS, INC.

FIRST: The name of the Corporation in Cloyes Gear and Products, Inc.

SECOND: The place in the State of Ohio where the principal office of the Corporation is located in the City of Willoughby, Lake County.

THIRD: The purpose of the Corporation in to engage in any lawful act or activity for which corporations may be formed under Sections 1701.01 to 1701.98, inclusive, of the Ohio Revised Code.

FOURTH: Section 1. The maximum number of shares which the Corporation is authorized to have outstanding is Nine Thousand Eight Hundred (9,800), of which Two Thousand (2,000) shall be preferred shares of the par value of One Hundred Dollars ($100) per share, Three Hundred (300) shall be Class A Common Shares of the par value of Twenty-five Dollars ($25) per share and Seven Thousand Five Hundred (7,500) shall be Class B Common Shares of the par value of Twenty-five Dollars ($25) per share.

Doc ID -->	E322_1305

E0322-1310

Section 2. The express terms and provisions of the shares of each class are as follows:

Preferred Shares.

(a) Dividends. Holders of Preferred Shares shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, cumulative dividends at such annual rate as shall be fixed by the Board of Directors upon issuance of the shares, payable quarterly on the 1st day of January, April, July and October in each year, in preference to dividends on the Common Shares. Dividends on the Preferred Shares shall be cumulative from and after the first payment date subsequent to issuance.

(b) Dissolutions and Liquidation. Preferred Shares shall be preferred as to assets as well as dividends. Upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, holders of Preferred Shares shall be entitled to receive and be paid for each share thereof, out of the assets of the Corporation (whether capital of surplus), One Hundred Dollars ($100) plus an amount equal to the accrued and unpaid dividends thereon to the date of payment. The consolidation or merger of the Corporation at any time, or from time to time, or a sale of all or substantially all of the assets of the Corporation shall not be construed as a dissolution, liquidation or winding up of the Corporation within the meaning hereof.

Doc ID -->	E322_1305

E0322-1311

After payment of the full preferential amounts aforesaid, holders of Preferred Shares shall not be entitled to any further participation in any distribution of assets or funds of the Corporation, and the remaining assets and funds of the Corporation shall be divided and distributed among the holders of the Common Shares then outstanding according to their respective interests.

(c) Redemption. The Corporation, at its option to be exercised by the Board of Directors, may redeem the whole or any part of the Preferred Shares at any time, or from time to time, by the payment in cash of One Hundred Dollars ($100) a share, plus an amount equal to dividends accrued and unpaid thereon to the date of redemption, and plus a premium of Five Dollars ($5.00) a share.

If at any time less than all the outstanding Preferred Shares are to be called for redemption, the shares to be redeemed shall be selected by lot, or pro-rata, or by such other equitable method as the Board of Directors, in its discretion, may determine. Notice of every such redemption, stating the redemption date, the redemption price, and the place of payment thereof, shall be given by mailing a copy of such notice at least thirty (30) days prior to the

Doc ID -->	E322_1305

E0322-1312

date fixed for redemption to the holders of record of the Preferred Shares to be redeemed, at their respective addresses as the same appear on the books of the Corporation. After such notice of redemption shall have been duly given, the Corporation shall pay the redemption price hereinbefore set forth for each share called for redemption, or in lieu of such payments shall deposit the redemption price in cash on or prior to the redemption date with such bank or trust company in the City of Cleveland, Ohio, as may be designated by the Board of Directors of the Corporation, in trust, for payment on the redemption date to the holders of Preferred Shares so to be redeemed.

On and after the date fixed in such notice as the date of redemption of the Preferred Shares (unless default shall be made by the Corporation in the payment and/or deposit of the redemption price pursuant to such notice and the provisions hereof) all dividends on the Preferred Shares so called for redemption shall cease to accrue and on such date, or on the deposit in trust as aforesaid of all funds sufficient for such redemption, the rights of the holders of Preferred Shares as shareholders of the Corporation shall cease and terminate, except the right to receive the redemption price, and no more, from the Corporation or from a depositary as above described, upon surrender of their certificates properly endorsed.

Doc ID -->	E322_1305

E0322-1313

(d) Purchase. The Corporation shall have the right at any time or from time to time to acquire Preferred Shares by purchase at a price not in excess of the redemption price hereinbefore set forth which would be applicable at the date of such purchase and to hold and/or dispose of such Preferred Shares.

(e) Voting. The holders of Preferred Share shall have no voting rights or powers or be entitled to notice of meetings of shareholders except as may otherwise be provided by statute; provided, however, that if the Corporation shall have made default in the payment of eight (8) quarterly cumulative dividends then, during the continuance of such default, but no longer, the holders of the Preferred Shares shall be entitled to notice of all shareholders’ meetings and shall have the right to cast one vote for each Preferred Share held.

(f) The holders of the Preferred Shares shall have no pre-emptive rights to acquire additional shares of any class of the Corporation.

Common Shares

Except as hereinbefore provided with respect to the Preferred Shares, the exclusive voting power of the Corporation shall be vested in the holders of Class A Common Shares and holders of Class A Common Shares shall have the

Doc ID -->	E322_1305

E0322-1314

right to cast one vote for each Common Share held. Holders of Class B Common Shares shall have no voting rights other than as required by law.

FIFTH: No holder of shares of the Corporation of any class shall be entitled as such, as a matter of right, to subscribe for or purchase shares of any class, now or hereafter authorized, or to subscribe for or purchase securities convertible into or exchangeable for shares of the corporation or to which shall be attached or appertain any warrants or rights entitling the holder thereof to subscribe for or purchase, if any, for such considerations and upon such terms and conditions as its Board of Directors from tim to time may determine.

SIXTH: To the extent permitted by law, the Corporation, by action of its Board of Directors, may purchase or otherwise acquire shares of any class issued by it at such times, for such considerations and upon such terms and conditions as its Board of Directors may determine.

SEVENTH: These Amended Articles of Incorporation take the place and supersede the existing Articles of Incorporation as heretofore amended.

Doc ID -->	E322_1305

[ILLEGIBLE]

Subsequent Appointment of Agent Sections 1701.01 [ILLEGIBLE] Revised Code

KNOW ALL MEN BY THESE PRESENTS, [ILLEGIBLE]

(Name of Agent)

of 7610 Eagle Hills Road, R.D. 3, Waite Hill

[ILLEGIBLE]

in Willoughby 44094, Lake County, Ohio, a natural person residing in [ILLEGIBLE]

(City or Village)

county, [ILLEGIBLE]

the county in which the principal office of Cloyes Gear and Products, Inc.

(Name of Corporation)

is located, is hereby appointed as the agent on whom ([ILLEGIBLE]) process, tax notices and demands against said Cloyes Gear and Products, Inc.

(Name of Corporation)

may be served, to succeed A.G.C. Co.

(Name of Former Agent)

heretofore appointed as agent, which appointment is hereby made pursuant to a resolution of the board of directors (trustees) passed on the 5th day of August, 1977.

All previous appointments are hereby revoked.

Cloyes Gear and Products, Inc.
(Name of Corporation)

By
([ILLEGIBLE] Secretary)

	Cleveland, Cuyahoga County	, Ohio
	September 23,	, 1977

Cloyes Gear and Products, Inc.
(Name of Corporation)

Gentlement: I [ILLEGIBLE](XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX) hereby accept(X) appointment as the agent of your corporation upon whom (which) process, tax notices or demands may be served.

(Signature of Agent or Name of Corporation)

By
(Signature of Officer Signing and Title)

Doc ID -->	E322_1305

BAKER, HOSTETLER & PATTERSON UNION COMMERCE BUILDING CLEVELAND, OHIO 44115 [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]	E0322-1316

September 26, 1977

Secretary of State
State of Ohio
Corporation Division
30 East Broad Street
Columbus, Ohio 43216

RE: Cloyes Gear and Products, Inc.

Gentlemen:

I enclose for filing on behalf of Cloyes Gear and Products, Inc., a Subsequent Appointment of Agent form and a Certificate of Amended Articles of Incorporation, together with a check in the amount of $26.00 to cover the statutory fee.

Please return the enclosed documents directly to me after they are filed.

Yours sincerely,

Pamela Gibbs
Legal Assistant

787:14J

Enclosures

3996-FF-3

[ILLEGIBLE]

Doc ID -->	G069_0603

G0069-0004
Department of State
The State of Ohio
Sherrod Brown
Secretary of State
206185
Certificate
It is hereby certified that the Secretary of State of Ohio has custody of the Records of Incorporation and Miscellaneous Filings; that said records show the filing and recording of: HER of:
CLOYES GEAR AND PRODUCTS, INC.
United States of America State of Ohio
Office of Secretary of State
Recorded on Roll G069 at Frame 0605 of the Records of Incorporation and Miscellaneous Filings.
Witness my hand and the seal of the Secretary of State, at the City of Columbus, Ohio, this 19TH day of DEC A.D. 19
Sherrod Brown
Secretary of State
THE SEAL OF THE SECRETARY OF STATE OF OHIO

Doc ID -->	G069_0603

CERTIFICATE AS TO THE MANNER

OF ADOPTION OF AGREEMENT AND PLAN OF MERGER

OF

CLOYES GEAR AND PRODUCTS, INC,

AND

NAPA QUALITY AUTO PARTS, INC.

Malcolm R. Myers, President, and J. Richard Hamilton, Secretary, of Cloyes Gear and Products, Inc., an Ohio corporation with its principal office located at 4520 Beidler Road, Willoughby, Ohio, and Malcolm R. Myers, President, and J. Richard Hamilton, Secretary, of NAPA Quality Auto Parts, Inc., an Ohio corporation with its principal office located in Cleveland, Ohio, do hereby certify that the signed counterpart of the Agreement and Plan of Merger attached hereto was approved and adopted by their respective Boards of Directors of Cloyes Gear and Products, Inc. and NAPA Quality Auto Parts, Inc. at [ILLEGIBLE] of all the directors of each of said corporations [ILLEGIBLE] called and held on the 10th day of December, 1986, and at which a quorum for the transaction of business was present throughout each meeting, and that said Agreement and Plan of Merger was not adopted nor required to be adopted by the shareholders of either of said corporations in accordance with Ohio Revised Code Section 1701180.

The Agreement and Plan of Merger does not conflict with the articles or regulations of either corporation, and it does not change the articles or regulations of Cloyes Gear and Products, Inc. nor authorise any action which apart from the merger would require adoption by the shareholders or by the holders of a particular class of shares of Cloyes Gear and Products, Inc. The merger does not involve issuance or transfer by the said surviving corporation to the shareholders of NAPA Quality Auto Parts, Inc. of such number of shares of the surviving corporation which will entitle the holders thereof after the consummation of the merger to exercise one-sixth or more of the voting power of the Cloyes Gear and Products, Inc. in the election of the directors. There is no change in the directors of Cloyes Gear and Products, Inc. that would require action by the shareholders or by the holders of a particular class of said surviving corporation. Cloyes Gear and Products, Inc. owns one hundred per-cent of the outstanding shares of NAPA Quality Auto Parts, Inc. The Agreement and Plan of Merger thereby was adopted by the action of the board of directors of Cloyes Gear and Products, Inc., and is the duly adopted agreement and act of the said corporation.

Doc ID -->	G069_0603

IN WITNESS WHEREOF, said Malcolm R. Myers and J. Richard Hamilton, President and Secretary, respectively, of Cloyes Gear and Products, Inc. and Malcolm R. Myers and J. Richard Hamilton, President and Secretary, respectively of NAPA Quality Auto Parts, Inc., have hereunto subscribed their names on the 17th day of December, 1986.

Malcolm R. Myers, President Cloyes Gear and Products, Inc.

J. Richard Hamilton, Secretary Cloyes Gear and Products, Inc.

Malcolm R. Myers, President NAPA Quality Auto Parts, Inc.

J. Richard Hamilton, Secretary NAPA Quality Auto Parts, Inc.

GKKl (O)

cas 12/16/86

Doc ID -->	G069_0603

AGREEMENT AND PLAN OF MERGER

OF

CLOYES GEAR AND PRODUCTS, INC.

AND

NAPA QUALITY AUTO PARTS, INC.

THIS AGREEMENT is made this 17th day of December, 1986, by and between CLOYES GEAR AND PRODUCTS, INC., an Ohio corporation (“Cloyes Ohio”), and NAPA QUALITY AUTO PARTS, INC., an Ohio corporation (“NAPA”), said corporations being sometimes collectively referred to herein as the “constituent corporations.”

PREMISES:

WHEREAS, Cloyes Ohio was incorporated under the laws of the state of Ohio by Articles of Incorporation filed in the office of the Secretary of State of Ohio on the 22nd day of January, 1948, and recorded in Volume 548, Page 268 of the Records of Incorporation and Miscellaneous Filings in said office; and

WHEREAS NAPA was incorporated under the laws of the State of Ohio, its Articles of Incorporation having been filed in the Office of the Secretary of State of Arkansas on the 30th day of August, 1967; and recorded on Roll B519, Frame 510 of the Records of Incorporation and Miscellaneous [Illegible]

Doc ID -->	G069_0603

WHEREAS, NAPA is authorised to issue 500 Common Shares, without par value, all of which are issued and outstanding at the date hereof and owned by Cloyes Ohio;

NOW, THEREFORE, in consideration of the premises and of the covenants herein contained, the constituent corporations, having complied with all the conditions of Ohio Revised Code Section 1701.80 and no approval by the shareholders of Cloyes Ohio or NAPA being required, have agreed and do hereby agree that NAPA shall be and it is hereby merged with and into Cloyes Ohio (hereinafter sometimes called the “Surviving Corporation”), pursuant to and upon the authority of Ohio Revised Code Section 1701.80, and that the terms of the merger the mode of carrying them into effect and the manner and basis of making distributions to the shareholders of the constituent corporations are and shall be as follows:

1. The Amended Articles of incorporation and the Code of Regulations of Cloyes Ohio as in effect immediately prior to the merger shall continue to be the Amended Articles of Incorporation and the Code of Regulations, respectively, of the Surviving Corporation.

2. Each outstanding share of Class A Common Stock, $25 par value, and each outstanding share of Class B common stock, $25 par value, of Cloyes Ohio shall continue

Doc ID -->	G069_0603

as one outstanding share of Class A Common Stock, $25 par value, and one outstanding share of Class B Common Stock, $25 par value, respectively, of the Surviving Corporation and the certificates representing such shares of Cloyes Ohio prior to the effective date hereof shall continue without change as the certificates representing an equal number of shares of Class A Common Stock, $25 par value, and an equal number of Class B Common Stock, $25 par value, respectively, of the Surviving Corporation.

3. Each outstanding Common Share, without par value, of NAPA shall be and is hereby canceled, and the rights of the holder thereof extinguished.

4. The said merger shall be and become effective as provided in Ohio Revised Code Section 1701.81 upon the filing of the Certificate As To The Manner Of Adoption Of Agreement and Plan of Merger and this Agreement and Plan of Merger in the Office of the Secretary of State of Ohio.

5. This Agreement may be executed in any number of counterparts, each of which when so executed shall be an original, but such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the constituent corporations have caused this Agreement and Plan of Merger to be signed

Doc ID -->	G069_0603

in their respective corporate names by their respective officers, thereunto duly authorised, on the date first above written.

CLOYES GEAR AND PRODUCTS, INC.

By
Malcolm R. Myers, President

By
J. Richard Hamilton, Secretary

NAPA QUALITY AUTO PARTS, INC.

By
Malcolm R. Myers, President

By
J. Richard Hamilton, Secretary

GKK2/H

cas 12/16/86

Doc ID -->	G069_0603

[ILLEGIBLE]

Doc ID -->	G069_0615

Doc ID -- > G069_0615
G069 0616
Department of State
The State of Ohio
Sherrod Brown
Secretary of State
206185
Certificate
It is hereby certified that the Secretary of State of Ohio has custody of the Records of incorporation and Miscellaneous Filings: that said records show the filing and recording of: MER
of:
CLOYES GEAR AND PRODUCTS, INC.
United States of America
State of Ohio
Office of the Secretary of State
THE SEAL OF THE SECRETARY OF STATE OF OHIO
Recorded on Roll G069 at Frame 0617 of the Records of Incorporation and Miscellaneous Filings.
Witness my hand and the seal of this Secretary of State, at the City of Columbus, Ohio, this 19th day of DEC,
A.D. 1986.
Sherrod Brown
Secretary of State

Doc ID -->	G069_0615

CERTIFICATE AS TO THE MANNER

OF ADOPTION OF AGREEMENT AND PLAN OF MERGER

OF

CLOYES GEAR AND PRODUCTS, INC.

AND

RUSH METALS COMPANY

Malcolm R. Myers, President, and J. Richard Hamilton, Secretary, of Cloyes Gear and Products, Inc., an Ohio corporation with its principal office located at 4520 Beidler Road, Willoughby, Ohio, and Malcolm R. Myers, Executive Vice President, and J. Richard Hamilton, Secretary, of Rush Metals Company, an Oklahoma corporation with its principal office located at P.O. Box 218, Billings, Oklahoma, do hereby certify that the signed counterpart of the Agreement and Plan of Merger attached hereto was approved and adopted by their respective Boards of Directors of Cloyes Gear and Products, Inc. and Rush Metals Company at meetings of all of the directors of each of said corporation duly called and held on the 10th day of December, [ILLEGIBLE], and at which a quorum for the transaction of business was present throughout each meeting; and that said agreement and Plan of Merger was not adopted nor required to be adopted by the shareholders of either of said corporations in accordance with Ohio Revised Code Section 1701.80 and the Oklahoma Business Corporation Act Section 1083.

The Agreement and Plan of Merger does not conflict with the articles or regulations of either corporation, and it does not change the articles or regulations of Cloyes Gear and Products, Inc. nor authorize any action which apart from the merger would require adoption by the shareholders or by the holders of a particular class of shares of Cloyes Gear and Products, Inc. The merger does not involve issuance or transfer by the said surviving corporation to the shareholders or Rush Metals Company of such number of shares of the surviving corporation which will entitle the holders thereof after the consummation of the merger to exercise one-sixth or more of the voting power of the Cloyes Gear and Products, Inc. in the election of the directors. There is no change in the directors of Cloyes Gear and Products, Inc. that would require action by the shareholders or by the holders of a particular class of said surviving corporation, Cloyes Gear and Products, Inc. owns one hundred per-cent of the outstanding shares of Rush Metals Company. The Agreement and Plan of Merger thereby was adopted by the action of the board of directors of Cloyes Gear and Products, Inc., and is the duly adopted agreement and act of the said corporation.

Doc ID -->	G069_0615

IN WITNESS WHEREOF, said Malcolm R. Myers and J. Richard Hamilton, President and Secretary, respectively, of Cloyes Gear and Products, Inc. and Malcolm R. Myers and J. Richard Hamilton, Executive Vice President and Secretary, respectively, of Rush Metals Company, have hereunto subscribed their names on the 17th day of December, 1986.

Malcolm R. Myers, President
Cloyes Gear and Products, Inc.

J. Richard Hamilton, Secretary
Cloyes Gear and Products, Inc.

Malcolm R. Myers, Executive Vice President
Rush Metals Products

J. Richard Hamilton, Secretary
Rush Metals Company

GKK1 (N)

cas 12/16/86

Doc ID -->	G069_0615

AGREEMENT AND PLAN OF MERGER

OF

CLOYES GEAR AND PRODUCTS, INC.

AND

RUSH METALS COMPANY

THIS AGREEMENT is made this 17th day of December, 1986, by and between CLOYES GEAR AND PRODUCTS, INC., an Ohio corporation (“Cloyes Ohio”), and RUSH METALS COMPANY, an Oklahoma corporation (“Cloyes Oklahoma”) said corporations being sometimes collectively referred to herein at the “constituent corporations.”

PREMISES:

WHEREAS, Cloyes Ohio was incorporated under the laws of the State of Ohio by Articles of Incorporation filed in the office of the Secretary of State of Ohio on the 22nd day of January, 1948, and recorded in Volume 548, Page 268 of the Records of Incorporation and Miscellaneous Filings in said office; and

WHEREAS Cloyes Oklahoma was incorporated under the laws of the State of Oklahoma, its Articles of Incorporation having been filed in the Office of the Secretary of State of Oklahoma on the 11th day of August, 1980; and

WHEREAS, Cloyes Oklahoma is authorized to issue [ILLEGIBLE] Common Shares, without par value, 100 of which are issued and outstanding at the date hereof and owned by Cloyes Ohio;

Doc ID -->	G069_0615

NOW, THEREFORE, in consideration of the premises and of the covenants herein contained, the constituent corporations, having complied with all the conditions of Ohio Revised Code Section 1701.90 and the Oklahoma Business Corporation Act Section 1003 and no approval by the shareholders of Cloyes Ohio or Cloyes Oklahoma being required, have agreed and do hereby agree that Cloyes Oklahoma shall be and it is hereby merged with and into Cloyes Ohio (hereinafter sometimes called the “Surviving Corporation”), pursuant to and upon the authority of Ohio Revised Code Section 1701.60 and the Oklahoma Business Corporation Act Section 1983, and that the terms of the merger, the mode of carrying then into effect and the manner and basis of making distributions to the shareholders of the constituent corporations are and shall be as follows:

1. The Amended Articles of Incorporation and the Code of Regulations of Cloyes Ohio as in effect immediately prior to the merger shall continue to be the Amended Articles of Incorporation and the Code of Regulations, respectively, of the Surviving Corporation.

2. Each outstanding share of Class A Common Stock, $25 par value, and each outstanding share of Class H common Stock, $25 par value, of Cloyes Ohio shall continue

Doc ID -->	G069_0615

as one outstanding share of Class A Common Stock, $25 par value, and one outstanding share of Class B Common Stock, $25 par value, respectively, of the Surviving Corporation and the certificates representing such shares of Cloyes Ohio prior to the effective date hereof shall continue without change as the certificates representing an equal number of shares of Class A Common Stock, $25 par value, and an equal number of Class B Common Stock, $25 par value, respectively, of the Surviving Corporation.

3. Each outstanding Common Share, without par value, of Cloyes Oklahoma shall be and is hereby canceled, and the rights of the holder thereof extinguished.

4. The said merger shall be and become effective as provided in Ohio Revised Code Section 1701.81 and in the Oklahoma Business Corporation Act Section 64-707 upon the later to occur of the filing of the Certificate As To The Manner Of Adoption of Agreement and Plan of Merger and this Agreement and Plan of Merger in the Office of the Secretary of State of Ohio or the filing of the Certificate of Merger in the Office of the Secretary of State of Oklahoma.

5. This Agreement may be executed in any number of counterparts, each of which when so executed shall be an original, but such counterparts shall together constitute one and the same instrument.

Doc ID -->	G069_0615

IN WITNESS WHEREOF, the constituent corporations have caused this Agreement and Plan of Merger to be signed in their respective corporate names by their respective officers, thereunto duly authorized, on the date first above written.

CLOYES GEAR AND PRODUCTS, INC.

By
Malcolm R. Myers, President

By
J. Richard Hamilton, Secretary

RUSH METALS COMPANY

By
Malcolm R. Myers, Executive Vice President

By
J. Richard Hamilton, Secretary

GKK2/G

bjw 12/16/86

Doc ID -->	G069_0623

Doc ID -- > G069_0623
Department of State
The State of Ohio
Sherrod Brown
Secretary of State
206185
Certificate
It is hereby certified that the Secretary of State of Ohio has custody of the Records of Incorporation and Miscellaneous Filings, that said records show the filing and recording of: MER
CLOYES GEAR AND PRODUCTS, INC.
United States of America State of Ohio
Office of the Secretary of State
THE SEAL OF THE SECRETARY OF STATE OF OHIO
Recorded on Roll G069 at Frame 0625 of the Records of Incorporation and Miscellaneous Filings.
Witness my hand and the seal of the Secretary of State, at the City of Columbus, Ohio, this 19TH day of DEC, A.D. 19_.
Sherrod Brown
Secretary of State

Doc ID -->	G069_0623

CERTIFICATE AS TO THE MANNER

OF ADOPTION OF AGREEMENT AND PLAN OF MERGER

OF

CLOYES GEAR AND, INC.

AND

CLOYES GEAR COMPANY

Malcolm R. Myers, President, and J. Richard Hamilton, Secretary, of Cloyes Gear and Products, Inc., an Ohio corporation with its principal office located at 4520 Beidler Road, Willoughby, Ohio, and Malcolm R. Myers, President, and J. Richard Hamilton, Secretary, of Cloyes Gear Company, an Arkansas corporation with its principal office located at 515 West Walworth, P.O. Box 528, Arkansas, do hereby certify that the signed counterpart of the Agreement and Plan of Merger attached hereto was approved and adopted by their respective Boards of Directors of Cloyes Gear and Products, Inc. and Cloyes Gear Company at meetings of all of the directors of each of said corporations duly called and held on the 10th day of December, 1986 and at which a quorum for the transaction of business was present throughout each meeting; and that said Agreement and Plan of Merger was not adopted nor required to be adopted by the shareholders of either of said corporations in accordance with Ohio Revised Code Section 1701.80 and the Arkansas Business Corporation Act Section 64-709.

The Agreement and Plan of Merger does not conflict with the articles or regulations of either corporation, and it does not change the articles or regulations of Cloyes Gear and Products, Inc. nor authorize any action which apart from the merger would require adoption by the shareholders or by the holders of a particular class of shares of Cloyes Gear and Products, Inc. The merger does not involve issuance or transfer by the said surviving corporation to the shareholders of Cloyes Gear Company of such number of shares of the surviving corporation which will entitle the holders thereof after the consummation of the merger to exercise one-sixth or more of the voting power of the Cloyes Gear and Products, Inc. in the election of the directors. There is no change in the directors of Cloyes Gear and Products, Inc. that would require action by the shareholders or by the holders of a particular class of said surviving corporation. Cloyes Gear and Products, Inc. owns one hundred per-cent the outstanding shares of Cloyes Gear Company. The Agreement and Plan of Merger thereby was adopted by the action of the board of directors of Cloyes Gear and Products, Inc., and is the duly adopted agreement and act of the said corporation.

Doc ID -->	G069_0623

IN WITNESS WHEREOF, said Malcolm R. Myers and J. Richard Hamilton, President and Secretary, respectively, of Cloyes Gear and Products, Inc. and Malcolm R. Myers and J. Richard Hamilton, President and Secretary, respectively, of Cloyes Gear Company, have hereunto subscribed their names on the 17th day of December, 1986.

Malcolm R. Myers, President
Cloyes Gear and Products, Inc.

J. Richard Hamilton, Secretary
Cloyes Gear and Products, Inc.

Malcolm R. Myers, President
Cloyes Gear Products

J. Richard Hamilton, Secretary
Cloyes Gear Company

GKK1 (K)

cas 12/16/86

Doc ID -->	G069_0623

AGREEMENT AND PLAN OF MERGER

OF

CLOVES GEAR AND PRODUCTS, INC.

AND

CLOYES GEAR COMPANY

THIS AGREEMENT is made this 17th day of December, 1986, by and between CLOYES GEAR AND PRODUCTS, INC., an Ohio corporation (“Cloyes Ohio”), and CLOYES GEAR COMPANY, an Arkansas corporation (“Cloyes Arkansas”), said corporations being sometimes collectively referred to herein as the “constituent corporations.”

PREMISES:

WHEREAS, Cloyes Ohio was incorporated under the laws of the State of Ohio by Articles of Incorporation filed in the office of the Secretary of State of Ohio on the 22nd day of January, 1948, and recorded in Volume 548, Page 268 of the Records of Incorporation and Miscellaneous Filings in said office; and

WHEREAS Cloyes Arkansas was incorporated under the laws of the State of Arkansas, its Articles of Incorporation having been filed in the Office of the Secretary of State of Arkansas on the 7th day of November, 1962; and

WHEREAS, Cloyes Arkansas is authorized to issue 2,000 Common Shares, without par value, all of which are issued and outstanding at the date hereof and owned by Cloyes Ohio;

Doc ID -->	G069_0623

NOW, THEREFORE, in consideration of the premises and of the covenants herein contained, the constituent corporations, having complied with all the conditions of Ohio Revised Code Section 1701,80 and the Arkansas Business Corporation Act Section 64-709 and no approval by the shareholders of Cloyes Ohio or Cloyes Arkansas being required, have agreed and do hereby agree that Cloyes Arkansas shall be and it is hereby merged with and into Cloyes Ohio (hereinafter sometimes called the “Surviving Corporation”), pursuant to and upon the authority of Ohio Revised Code Section 1701.80 and the Arkansas Business Corporation Act Section 64-709, and that the terms of the merger, the made of carrying them into effect and the manner and basis of making distributions to the shareholders of the constituent corporations are and shall be as follows:

1. The Amended Articles of Incorporation and the Code of Regulations of Cloyes Ohio as in effect immediately prior to the merger shall continue to be the Amended Articles of Incorporation and the Code of Regulations, respectively, of the Surviving Corporation.

2. Each outstanding share of Class A Common Stock, $25 par value, and each outstanding share of Class B Common Stock, $25 par value of Cloyes Ohio shall continue

Doc ID -->	G069_0623

as one outstanding share of Class A Common Stock, $25 par value, and one outstanding share of Class B Common Stock, $25 par value, respectively, of the Surviving Corporation and the certificates representing such shares of Cloyes Ohio prior to the effective date hereof shall continue without change as the certificates representing an equal number of shares of Class A Common Stock, $25 par value, and an equal number of Class B Common Stock, $25 par value, respectively, of the Surviving Corporation.

3. Each outstanding Common Share, without par value, of Cloyes Arkansas shall be and is hereby canceled, and the rights of the holder thereof extinguished.

4. The said merger shall be and become effective as provided in Ohio Revised Code Section 1701.81 and in the Arkansas Business Corporation Act Suction 64-707 upon the later to occur of the filing of the Certificate As To The Manner Of Adoption Of Agreement and Plan of Merger and this Agreement and Plan of Merger in the Office of the Secretary of State of Ohio or the filing of Articles of Merger in the Office of the Secretary of State of Arkansas.

5. This Agreement may be executed in any number of counterparts, each of which when so executed shall be an original, but such counterparts shall together constitute one and the same instrument.

Doc ID -->	G069_0623

IN WITNESS WHEREOF, the constituent corporations have caused this Agreement and Plan of Merger to be signed in their respective corporate names by their respective officers, thereunto duly authorized, on the date first above written.

CLOYES GEAR AND PRODUCTS, INC.

By
Malcolm R. Myers, President

By
J. Richard Hamilton, Secretary

COYES GEAR COMPANY

By
Malcolm R. Myers, President

By
J. Richard Hamilton, Secretary

GKK2/D

cas 12/16/86

Doc ID -->	G069_0631

Doc ID --> G069_0631
Department of State
The State of Ohio
Sherrod Brown
Secretary of State
206185
Certificate
It is hereby certified that the Secretary of State of Ohio has custody of the Records of Incorporation and Miscellaneous Filings that said records show the filing and recording of: AGS
CLOYES GEAR AND PRODUCTS, INC.
United States of America
State of Ohio
Office of the Secretary of State
THE SEAL OF THE SECRETARY OF STATE OF OHIO
Recorded on Roll G069 at Frame 0633 of the Records of Incorporation and Miscellaneous Filings.
Witness my hand and the seal of the Secretary of State, at the
City of Columbus, Ohio, this [ILLEGIBLE] day of DEC,
A.D. 19
Sherrod Brown
Secretary of State

Doc ID -->	G069_0631

Form AGS, August 1983 Presented by Sherrod Brown Secretary of State

Subsequent Appointment of Agent

Cloyes Gear and Products, Inc.	hereby appoints	A.G.C Co.	of
(Name of Corporation)		(Name of New Agent)

3200 National City Center	,	Cleveland	,	Cuyahoga	County,
(Street)		(City, Village or Township)

Ohio,	44114	, to succeed	Alan G. Rorick	as agent upon whom
	(Zip Code)		(Name of Former Agent)

any process, notice or demand required or permitted by states to be served upon the corporation may be served.

Date:	December 23, 1986

By

Name and Title of Person Signing:	J. Richard Hamilton
[Illegible]
(Strike out inappropriate title)

Instructions

1)	The statutory agent for a corporation may be (a) a natural person who is a resident of Ohio, or (b) an Ohio corporation or a foreign profit corporation licensed in Ohio which has a business address in this state and is explicitly authorized by its articles of incorporation to act as a statutory agent R.C. 1701.07(A), 1702.06(A).

2)	A subsequent appointment of agent must be signed by the chairman of the board, the president, a vice-president, the secretary or an assistant secretary, R.C. 1701.07(L)

3)	The agent’s complete street address must be given, a post office box is not acceptable. R.C. 1701.07(C), 1702.08(C).

4)	The filing fee for a subsequent appointment of agent is $3.00. R.C. 1701.07(M), 1702.08(L).

[ILLEGIBLE]

Doc ID -->	G093_1020

Doc ID -->	G093_1020

Doc ID --> G093_1020
Department of State
The State of Ohio
Sherrod Brown
Secretary of State
206185
Certificate
It is hereby certified that the Secretary of State of Ohio has custody of the Records of Incorporation and Miscellaneous Filings: that said records show the filing and recording of AMD CHS CHV of:
CLOYES GEAR AND PRODUCTS, INC.

United States of America	Recorded on Roll G093 at Frame 1022 of
State of Ohio	the Records of Incorporation and Miscellaneous Filings.
Office of the Secretary of State
Witness my hand and the seal of the Secretary of State, at the City of Columbus, Ohio, this 9th day of JAN,
A.D. 19 87.

THE SEAL OF THE SECRETARY OF STATE OF OHIO
Sherrod Brown
Sherrod Brown
Secretary of State

Doc ID -->	G093_1020

CERTIFICATE OF ADOPTION

OF

AMENDMENT TO THE AMENDED ARTICLES OF INCORPORATION

OF

CLOYES GEAR AND PRODUCTS, INC.

JOHN M. McNAMARA, Vice President-Operations, and J. RICHARD HAMILTON, Secretary of Cloyes Gear and Products, Inc., an Ohio corporation with its principal office at Willoughby, Ohio, do hereby certify that by the unanimous action of the holders of all the outstanding Class A and Class B shares of said Corporation, the following resolutions were duly adopted by the affirmative vote of the holders of all said outstanding Class A and Class B Common shares on December 17, 1986, pursuant to Section 1701.54 of the Ohio Revised Code:

RESOLVED, that the Corporation’s Amended Articles of Incorporation be amended to eliminate the authorized number of the Corporation’s preferred shares, $100 par value; and

FURTHER RESOLVED, that to effect the preceding resolution, Article Four of the Amended Articles of Incorporation of the Corporation be, and the same hereby is, amended by deleting Article Four in its entirety and substituting therefor the following new Article Four, as follows;

FOURTH: Section 1. The maximum number of shares which the Corporation is authorized to have outstanding is Nine Thousand Eight Hundred (9,800), of which Three Hundred (300) shall be Class A Common shares of the par value of Twenty-five Dollars ($25) per share and Nine Thousand Five Hundred (9,500) shall be Class B Common shares of the par value of Twenty-five Dollars ($25) per share.

Doc ID -->	G093_1020

Section 2. The express terms and provisions of the shares of each class are as follows:

The exclusive voting power of the Corporation shall be vested in the holders of Class A Common shares and holders of Class A Common shares shall have the right to cast one vote for each Common share held. Holders of Class B Common shares shall have no voting rights other than as required by law.

IN WITNESS WHEKEOF, said John H. McNamara, Vice President-Operations and J. Richard Hamilton, Secretary of Cloyes Gear and Products, Inc., acting for and on behalf of said Corporation, have hereunto subscribed their names as of the 17th day of December, 1986.

John M. McNamara
Vice President - Operation

J. Richard Hamilton
(Secretary

Doc ID -->	G093_1020

Doc ID -->	H549_1942

Doc ID -->	H549_1942

Doc ID --> H549_1942
H0543-1943
The State of Ohio
Bob Taft
Secretary of State
206185
Certificate
It is hereby certified that the Secretary of State of Ohio has custody of the Records of Incorporation and Miscellaneous
Fillings; that said records show the filing and recording of: AGS of:
CLOYES GEAR AND PRODUCTS, INC.

United States of America State of Ohio Office of the Secretary of State	Recorded on Roll H549 at Frame 1944 of the Records of Incorporation and Miscellaneous Fillings.
Witness my hand and the seal of the Secretary of State at Columbus. Ohio, this [ILLEGIBLE] day of MAR
THE SEAL OF THE SECRETARY OF STATE OF OHIO	A.D. 19 [ILLEGIBLE]
WITH GOD ALL THINGS ARE POSSIBLE	Bob Taft
Bob Taft
Secretary of State

Doc ID -->	H549_1942

Prescribed by Bob Taft, Secretary of State 30 East Broad Street, 14th Floor Columbus, Ohio 43266-0418 Form AGS (September 1992)	Charter No. 206185 Approved [ILLEGIBLE] Date 3-3-93 Fee $3.00 03030325103

SUBSEQUENT APPOINTMENT OF AGENT

CLOYES GEAR AND PRODUCTS, INC.	hereby appoints
(name of corporation)

3200 National City Center,
JOHN D. DRINKO	1900 East Ninth Street
(name of new agent)	(street address)

Cleveland	, Ohio	44114	.
(city)		(zip code)

NOTE: P.O. Box addressee are not acceptable.

to succeed	A.G.C. CO.	as agent upon whom any process,
(Name of Former Agent)

notice or demand required or permitted by statute to be served upon the corporation may be served.

This line is to be signed by a corporate officer.

Title:

Acceptance of Appointment

The undersigned,	JOHN D. DRINKO	, named herein as the statutory agent for

CLOYES GEAR AND PRODUCTS, INC.	, hereby acknowledges and accepts
(name of corporation)

the appointment of statutory agent for said corporation.

JOHN D. DRINKO Statutory Agent

INSTRUCTIONS

[ILLEGIBLE]	The statutory agent for a corporation may be (a) a natural person who is a resident of Ohio, or (b) an Ohio corporation or a foreign profit corporation licensed in Ohio which has a business address in this state and is explicitly authorized [ILLEGIBLE] its articles of incorporation to act as a statutory agent. R.C 1701 07(A), 1702.06(A)

[ILLEGIBLE]	A subsequent appointment of agent must be signed by the chairman of the board, the president, a vice-president, the secretary or an assistant secretary R.C. 1701.07(L)

[ILLEGIBLE]

[ILLEGIBLE] As of October [ILLEGIBLE] 1992 [ILLEGIBLE] 07(8) will be amended to require acknowledgment and acceptance [ILLEGIBLE]

Doc ID -->	9440_0501

Doc ID -->	9440_0501

Doc ID --> 9440_0501
The State of Ohio
Bob Taft
Secretary of State 206185
Certificate
It is hereby certified that the Secretary of State of Ohio has custody of the Records of Incorporation and Miscellaneous Filings: that said records show the filing and recording of: MER TIC AGA of:
CLOYES GEAR AND PRODUCTS, INC.

United States of America State of Ohio Office of the Secretary of State	Recorded on Roll 9440 at Frame 0503 of the Records of Incorporation and Miscellaneous Filings.
Witness my hand and the seal of the Secretary of State at Columbus, Ohio, this 27TH day of DEC .
THE SEAL OF THE SECRETARY OF STATE OF OHIO	A-D. 19 93 .
WITH GOD ALL THINGS ARE POSSIBLE	Bob Taft
Bob Taft
Secretary of State

Doc ID -->	9440_0501

206185 APPROVED
CERTIFICATE OF MERGER Merging CLOYES-IWIS, INC. into CLOYES GEAR AND PRODUCTS, INC.	By Date Amount	GFG 12-27-93 $50.00

Pursuant to Chapter 1701
of the Ohio Revised Code

John M. Mcnamara, Executive Vice president of Cloyes Gear and Products, Inc., an Ohio corporation (“Cloyes Gear”), and President of Cloyes-IWIS, Inc., a Delaware corporation (“Cloyes-IWIS”), and J. Richard Hamilton/ Secretary of each of Cloyes Gear and Cloyes-IWIS, do hereby certify that:

1. A true and correct copy of the signed Plan and Agreement of Merger between Cloyes Gear and Cloyes-IWIS is attached   hereto as Exhibit A (the “Merger Agreement”);

2. The Merger Agreement was approved and adopted by unanimous action of the Board of Directors of Cloyes Gear at a meeting held on December 7, 1993;
3. The Merger Agreement is not required to be adopted by the shareholders of Cloyes Gear for the following reasons:
a. Cloyes Gear will be the surviving corporation as a result of the consummation of the merger;
b. Neither the articles nor the regulations of Cloyes Gear in

Doc ID -->	9440_0501

effect as of the date of this Certificate require that the Merger Agreement be adopted by its shareholders or by the holders of a particular class of shares of Cloyes Gear;

c.	The Merger Agreement does not (i) conflict with the articles or the regulations of Cloyes Gear in effect as of the date of this Certificate, or (ii) change such articles or regulations, or (iii) authorize any action that, if it were being made or authorized apart from the merger, would otherwise require adoption by the shareholders or by the holders of a particular class of shares of Cloyes Gear;

d.	The merger does not involve the issuance or transfer by Cloyes Gear to the stockholders of Cloyes-IWIS of such number of shares of Cloyes Gear as will entitle the holders of the shares immediately after the consummation of the merger to exercise one-sixth or more of the voting power of Cloyes Gear in the election of directors; and

e.	The Merger Agreement does not does make a change in the directors of Cloyes Gear as would otherwise require action by the shareholders or by the holders of a particular class of shares of Cloyes Gear.

4. The Merger Agreement was approved and adopted on December 10, 1993, by the Board of Directors of Cloyes-IWIS by unanimous written consent in lieu of a meeting pursuant to Section 141(f) of the General Corporation Law of the State of Delaware (the “Deleware Corporate Code”) and by the stockholders of Cloyes-IWIS by unanimous written consent in lieu of a meeting pursuant to Section 228 of the Delaware corporate Code.

Doc ID -->	9440_0501

IN WITNESS WHEREOF, the undersigned officers of Cloyes Gear and Cloyes-IWIS have hereunto signed this Certificate as of the 10th day of December, 1993.

John M. McNamara, Executive Vice President,
Cloyes Gear and Products, Inc.

J. Richard Hamilton, Secretary Cloyes Gear and Products, Inc.

John M. McNamara, President Cloyes-IWIS, Inc.

J. Richard Hamilton, Secretary Cloyes-IWIS, Inc.

JPG0945: 03996:91003:JPG-44.CET

JPS 12/10/93

Doc ID -->	9440_0501

EXHIBIT A

PLAN AND AGREEMENT

OF

MERGER

THIS PLAN AND AGREEMENT OF MERGER is made and entered into as of the 31st day of December, 1993, by and between CLOYES-IWIS, INC., a Delaware corporation (hereinafter referred to as “Cloyes-IWIS”), and CLOYES GEAR AND PRODUCTS, INC., an Ohio corporation (hereinafter referred to as “Cloyes Gear” or as the ’’Surviving Corporation”). Cloyes-IWIS and Cloyes Gear are hereinafter sometimes collectively referred to as the “Constituent Corporations.”

W I T N E S S E T H :

WHEREAS, the authorized shares of Cloyes-IWIS consist of 10,000 shares of Conation Stock, $100 par value, of which 400 shares are issued and outstanding (the “common stock”);

WHEREAS, the authorized shares of Cloyes Gear consist of 9,800 shares, 300 of which are Class A Common Shares, $25.00 par value (the “Class A Shares”), and 9,500 of which are class B Common Shares, $25.00 par value (the “Class B Shares”);

WHEREAS, 151 of the Class A Shares are issued and outstanding and 8,224 of the Class B Shares are issued and outstanding;

WHEREAS, the Board of Directors of Cloyes Gear deems it advisable and in the best interests of Cloyes Gear and Cloyes-

Doc ID -->	9440_0501

IWIS, and their respective shareholders, that Cloyes-IWIS be merged with and into Cloyes Gear and unanimously approved and adopted the terms of this Agreement at a meeting held on December 7, 1993;

WHEREAS, the Board of Directors and the stockholders of Cloyes-IWIS deem it advisable and in the best interests of Cloyes Gear and Cloyes-IWIS, and their respective shareholders, that Cloyes-IWIS be merged with and into Cloyes gear and approved and adopted the terms of this Agreement by unanimous written consent in lieu of meetings;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for the purpose of describing the terms and conditions of the merger, the mode of carrying the same into effect, and for the purpose of setting forth such other terms and conditions as are deemed necessary or desirable to consummate the merger contemplated herein, the parties hereto agree as follows:

1. Merger. Upon the Effective Date (as defined in Section 11 below), Cloyes-IWIS shall be merged with and into Cloyes Gear, which shall be the Surviving Corporation. The Surviving Corporation shall continue to be governed by the laws of the State of Ohio, and the separate corporate existence of Cloyes-IWIS shall cease forthwith upon the Effective Date.

2. Name. The name of the Surviving Corporation shall be “Cloyes Gear and Products, Inc.”

3. Articles of Incorporation. The place in the State of Ohio where the principal office of the Surviving Corporation

Doc ID -->	9440_0501

shall be located, the purposes of the Surviving Corporation, the authorized number of shares of the Surviving Corporation and the express terms of such shares shall all be as set forth in the Articles of Incorporation of Cloyes Gear in effect immediately prior to the time the merger becomes effective. Such Articles of Incorporation shall continue as the “Articles” of the Surviving Corporation within the meaning of Division (D) of Section 1701.01 of the Ohio Revised Code until amended as provided by law. Such Articles of Incorporation may be certified separate and apart from this Agreement of Merger as the “Articles” of the Surviving Corporation.

4. Code of Regulations. The Code of Regulations of Cloyes Gear shall on the Effective Date be the Code of Regulations of the Surviving Corporation, until altered, amended or repealed.

5. Directors. The directors of Cloyes Gear shall continue as the directors of the Surviving Corporation. Such directors shall hold office until their respective successors shall have been elected and qualified in accordance with the Code of Regulations of the Surviving Corporation and with the law.

6. Statutory Agent. John D. Drinko, the statutory agent for Cloyes Gear, shall continue as the statutory agent for the Surviving Corporation upon whom any process, notice or demand required or permitted by statute to be served upon the Constituent Corporations or the Surviving Corporation may be served. His complete address is 3200 National City Center, 1900 East 9th Street, Cleveland, Ohio 44114-3485.

Doc ID -->	9440_0501

7. Consent to Service of Process. The Surviving Corporation hereby agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of Cloyes-IWIS, as well as for enforcement of any obligation of the Surviving corporation arising from the merger contemplated by this Agreement, including any suit or other proceeding to enforce the right of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the General Corporation Law of the State of Delaware, and does hereby irrevocable appoint the Secretary of State of Delaware as its agent to accept service of process in any such suit or other proceedings. A copy of such process shall be mailed by the Secretary of State of Delaware to the Surviving Corporation at the following address: Cloyes Gear and Products, Inc., c/o Baker & Hostetler, 3200 National City Center, 1900 East Ninth Street, Cleveland, Ohio 44114-3435, Attn: John D. Drinko, Esq.

8. Effects of Merger. The effect of the merger, at the Effective Date, shall be as provided by Chapter 1701 of the Ohio Revised Code and by Section 252 of the General Corporation Law of the State of Delaware. Without limiting the generality of the foregoing, and subject thereto, upon the Effective Date, the separate existence of Cloyes-IWIS shall cease, except that whenever a conveyance, assignment, transfer, deed or other instrument or act is necessary to vest property or rights in the Surviving Corporation, the officers of Cloyes-IWIS shall execute, acknowledge, and deliver such instruments and do such acts as are

Doc ID -->	9440_0501

necessary or appropriate to vest such property or rights in the Surviving Corporation; the Surviving Corporation shall possess all assets and property of every description, and every interest in the assets and property, wherever located, and the rights, privileges, immunities, powers, franchises and authority, of a public as well as private nature, of Cloyes-IWIS and all obligations belonging to or due Cloyes-IWIS, all of which shall be vested in the Surviving Corporation without further act or deed, and the title to any real estate or any interest in the real estate vested in Cloyes-IWIS shall not revert or in any way be impaired by reason of this merger; the Surviving Corporation shall be liable for all the obligations of Cloyes-IWIS, and any claim existing, or action or proceeding pending, by or against Cloyes-IWIS, may be prosecuted to judgment with right of appeal, as if this merger had not taken place, or the Surviving Corporation may be substituted in its place; and all rights of creditors and all liens upon any property of Cloyes-IWIS shall be preserved unimpaired, limited to the property affected by such liens immediately prior to the Effective Date.

9. Further Assurance. If at any time the Surviving Corporation shall consider or be advised that any acknowledgments or further assurances or assignments in law or other similar actions are necessary or desirable to acknowledge, confirm, vest or perfect in and to the Surviving Corporation any rights, title or interests of Cloyes-IWIS, or otherwise to carry out the provisions hereof, Cloyes-IWIS and its officers and directors shall and will execute and deliver any and all such

Doc ID -->	9440_0501

acknowledgments, assurances or assignments in law, and do all things necessary or proper to acknowledge, confirm, vest or perfect such rights, title or interests in the Surviving Corporation, and to otherwise carry out the provisions of this Agreement.

10. Extinguishment of Common stock. On the Effective Date, each share of common stock of Cloyes-IWIS that is authorized, issued, outstanding or held as a treasury share shall be extinguished and each holder of such Common Stock shall cease to have any rights with respect to such Common stock and shall have no rights in any shares of the Surviving Corporation, including, without limitation the Class A Shares or the Class B Shares.

11. Effective Date of Merger. As soon as practicable after this Agreement has been duly adopted by the Board of Directors of Cloyes Gear and the Board of Directors and stockholders of Cloyes-IWIS, (a) a certificate of merger along with an executed counterpart of this Agreement shall be filed with the Secretary of State of Ohio in accordance with the laws of the State of Ohio, and (b) a certificate of merger shall be filed with the Secretary of State of Delaware in accordance with the laws of the State of Delaware. The merger shall be effective upon the filing of the certificates of merger in accordance with the preceding sentence (referred to in this Agreement as the “Effective Date”).

12. Abandonment. This Agreement may be terminated and the merger abandoned by the mutual consent of the Boards of

Doc ID -->	9440_0501

Directors of the Constituent Corporations at any time prior to the filing date with the Secretary of State of Ohio and the Secretary of State of Delaware, whether or not at the time of such termination and abandonment this Agreement has been adopted by the shareholders of the Constituent Corporations.

13. Miscellaneous.

(a) This Agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, oral or written, relative to said subject matter.

(b) Whenever the context requires, words used in the singular shall be construed to include the plural and vice versa, and pronouns of any gender shall be deemed to include and designate masculine, feminine and neuter gender.

Doc ID -->	9440_0501

IN WITNESS WHEREOF, each of the corporate parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

Attest:	CLOYES-IWIS, INC.

J. Richard Hamilton, Secretary (as to both signatures)	John M. McNamara, President

Allen J. Sandy, Vice President

CLOYES GEAR AND PRODUCTS, INC.

J. Richard Hamilton, Secretary (as to both signatures)	John M. McNamara, Executive Vice President

Allen J. Sandy Vice President - Finance

Doc ID -->	9440_0501

TO: GIL APELIS

Correspondence

Ohio Secretary of State Return Slip

CT Corporation System
Attn: Ruth A. Lawrence
17 South High Street
Columbus, Ohio 43215

January 5, 1993

RESUBMITTED 1/10/94

Re: CLOYES GEAR AND PRODUCTS, INC.
Document Number: 93122760707

Please certify copy provided and call 621-1919 when ready to be picked up. Thanks.

IMPORTANT INFORMATION REGARDING YOUR FILING DATE

IN ORDER TO RETAIN YOUR INITIAL FILING DATE OF 12/27/93, CORRECTED MERGER/CONSOLIDATION DOCUMENTS MUST BE RECEIVED BY THIS OFFICE NO LATER THAN 5:00 P.M. 1/26/94. IF CORRECTED DOCUMENTS ARE NOT RECEIVED BY THE SPECIFIED DATE, OR IF THE DOCUMENTS STILL REQUIRE CORRECTIONS, THE INITIAL FILING DATE WILL NOT BE PRESERVED. FILERS WILL HAVE ONLY ONE OPPORTUNITY TO CURE THE DEFECTS IN THE DOCUMENTATION WITHIN THE SPECIFIED TIME PERIOD, THEREFORE PLEASE MAKE SURE ALL CORRECTIONS REFERENCED IN THIS RETURN SLIP ARE COMPLETED PRIOR TO RESUBMITTING YOUR DOCUMENTS.

Dear Sir or Madam:

The enclosed merger/consolidation documents are being returned unfiled for the following reason(s):

X Pursuant to Ohio Revised Code Section 1701.81, the certificate of merger must contain a SIGNED copy of the merger agreement. The copy attached the merger certificate was not a signed copy.

Doc ID -->	199812100004

CERTIFICATE OF ADOPTION OF SECOND AMENDMENT TO AMENDED ARTICLES OF INCORPORATION OF CLOYES GEAR AND PRODUCTS, INC.	APPROVED
By
Date
Amount

Pursuant to § 1701.73 of the Ohio Revised Code, the undersigned Secretary of CLOYES GEAR AND PRODUCTS, INC., an Ohio corporation (the “Corporation”), does hereby certify that a meeting of the holders of the shares of the Corporation entitling them to vote on a proposal to amend the Amended Articles of Incorporation of the Corporation and adopt a Second Amendment to Amended Articles of Incorporation of the Corporation was duly called and held on the 16th day of April, 1998, at which meeting a quorum of such shareholders was present in person or by proxy, and that by the affirmative vote of the holders of shares entitling them to exercise at least two-thirds of the voting power of the Corporation on such proposal, such shareholders authorized the adoption of the Second Amendment to Amended Articles of Incorporation of the Corporation attached hereto as Exhibit A.

The undersigned has executed this Certificate as of the 16th day of April, 1998.

J. Richard Hamilton, Secretary

bwa3421:03996:95001:bwa-19.CER

4/23/98

Doc ID -->	199812100004

CLOYES GEAR AND PRODUCTS, INC.

SECOND AMENDMENT TO AMENDED ARTICLES OF INCORPORATION

FOURTH: Section 1. The maximum number of shares which the Corporation is authorized to have issued and outstanding is Six Hundred Thousand (600,000) of which Three Hundred (300) shall be Class A Common Shares of the par value of Fifty Cents ($.50) per share and Five Hundred Ninety-Nine Thousand Seven Hundred (599,700) shall be Class B Common Shares of the par value of Fifty Cents ($.50) per share.

Section 2. The express terms and provisions of the shares of each class are as follows:

The exclusive voting power of the Corporation shall be vested in the holders of Class A Common Shares and the holders of Class A Common Shares shall have the right to cast one vote for each Class A Common Share held. Holders of Class B Common Shares shall have no voting rights other than as required by law.

Section 3. The 151 Class A Common Shares of the par value of Twenty Five Dollars ($25.00) per share issued and outstanding immediately prior to the adoption of this Second Amendment to the Amended Articles of Incorporation are hereby changed and reclassified into (i) 151 Class A Common Shares with a par value of Fifty Cents ($.50) per share and (ii) 7,399 Class B Common Shares with a par value of Fifty Cents ($.50) per share; each such issued and outstanding Class A Common Share being hereby changed and reclassified into (i) one (1) Class A Common Share with a par value of Fifty Cents ($.50) per share and (ii) Forty Nine (49) Class B Common Shares with a par value of Fifty Cents ($.50) per share.

Section 4. Exclusive of any Class B Common Shares created pursuant to Section 3 hereof, the 8,398 Class B Common Shares of the par value of Twenty Five Dollars ($25.00) per share issued and outstanding immediately prior to the adoption of this Second Amendment to the Amended Articles of Incorporation are hereby changed and reclassified into 419,900 Class B

Doc ID -->	199812100004

Common Shares with a par value of Fifty Cents ($.50) per share; each such issued and outstanding share being hereby changed and reclassified into Fifty (50) Class B Common Shares with a par value of Fifty Cents ($.50) per share.

Section 5. The aggregate amount of stated capital of the Corporation after the filing of this Second Amendment to the Amended Articles of Incorporation shall be unchanged.

JRH0047:03996;54001:JRH-389.AME

kav 04/15/98

G:\JRH0047\03996\54001\jrh-389_ame.DOC	Page 2

Doc ID -->	199812100004

☐	UNIFORM COMMERCIAL CODE FILING

☒	CORPORATIONS FILING

CORPORATIONS ONLY

☒ EXPEDITE SERVICE	☒ PICK-UP	☐ MAIL

CORRESPONDENCE

PLEASE RETURN THE ATTACHED DOCUMENTS TO:

Baker & Hostetler LLP
NAME OF YOUR FIRM OR COMPANY

Zelda Y. Jefferson
ATTENTION

65 East State Street, Suite 2100, Columbus, Ohio 43215-4260
STREET, CITY, STATE, ZIP CODE

(614) 462-4756
TELEPHONE NUMBER

UCC ONLY

☐ MAIL     ☐ PICK-UP

IF NOT CHECKED, IT WILL BE MAILED.

S:\FORMS\CORPORAT.CRT

prd: 4/16/98

Doc ID --> 199812100004
DATE
DOCUMENT NO
DESCRIPTION
FILING
EXPED
PENALTY
CERT
COPY
1.
5/7/1998
199812100004
AMA DOMESTIC/AMENDED RESTATED ARTICLES
3595.00
10.00
0.00
0.00
0.00
TOTAL
3595.00
10.00
0.00
0.00
0.00
Return To:
BAKER & HOSTETLER
ATTN Z Y JEFFERSON
65 E STATE ST STE 2100
COLUMBUS, OH 43215-4260
cut along the dotted line
The State of Ohio
Certificate
Secretary of State - Bob Taft
206185
It is hereby certified that the Secretary of State of Ohio has custody of the business records for CLOYES GEAR AND PRODUCTS, INC. and that said business records show the filing and recording of:
Document(s)
Document No(s):
DOMESTIC/AMENDED RESTATED ARTICLES
199812100004
United States of America
State of Ohio
Office of the Secretary of State
THE SEAL OF THE SECRETARY OF STATE OF OHIO
WITH GOD ALL THINGS ARE POSSIBLE
Witness my hand and the seal of the Secretary
of State at Columbus, Ohio, This 30th day of
April, A.D. 1998
Bob Taft
Secretary of State

Doc ID -->	200216801508

DATE:	DOCUMENT ID	DESCRIPTION	FILING	EXPED	PENALTY	CERT	COPY
06/17/2002	200216801508	DOMESTIC/AMENDED RESTATED ARTICLES (AMA)	50.00	.00	.00	.00	.00

Receipt

This is not a bill. Please do not remit payment.

BAKER & HOSTETLER LLP

KAREN S FINCH

65 E STATE ST #2100

COLUMBUS, OH 43215

STATE OF OHIO

Ohio Secretary of State, J. Kenneth Blackwell

206185

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

CLOYES GEAR AND PRODUCTS, INC.

and, that said business records show the filing and recording of:

Document(s)	Document No(s):
DOMESTIC/AMENDED RESTATED ARTICLES	200216801508

United States of America State of Ohio Office of the Secretary of State	Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 14th day of June, A.D. 2002.

Ohio Secretary of State

Doc ID -->	200216801508

CERTIFICATE OF ADOPTION OF AMENDED AND RESTATED ARTICLES OF INCORPORATION OF CLOYES GEAR AND PRODUCTS, INC.

Pursuant to § 1701.73 of the Ohio Revised Code, the undersigned Secretary of CLOYES GEAR AND PRODUCTS, INC., an Ohio corporation (the “Corporation”), does hereby certify that a meeting of the holders of the shares of the Corporation entitling them to vote on a proposal to approve and adopt an Amended and Restated Articles of Incorporation of the Corporation was duly called and held on the 12th day of June, 2002, at which meeting a quorum of such shareholders was present in person or by proxy, and that by the affirmative vote of the holders of shares entitling them to exercise at least two-thirds of the voting power of the Corporation on such proposal, such shareholders authorized the adoption of the Amended and Restated Articles of Incorporation of the Corporation attached hereto as Exhibit A.

The undersigned has executed this Certificate as of the 13th day of June, 2002.

J. Richard Hamilton, Secretary

J:\BWA3421\03996\95001\bwa-19a_cer.doc

Doc ID -->	200216801508

Exhibit A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

CLOYES GEAR AND PRODUCTS, INC.

FIRST: The name of the Corporation is Cloyes Gear and Products, Inc.

SECOND: The place in the State of Ohio where the principal office of the Corporation is located is the City of Mentor, Lake County.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be formed under Sections 1701.01 to 1701.98, inclusive, of the Ohio Revised Code.

FOURTH: Section 1. The maximum number of shares which the Corporation is authorized to have issued and outstanding is Six Hundred Thousand (600,000) of which Three Hundred (300) shall be Class A Common Shares of the par value of Fifty Cents ($.50) per share and Five Hundred Ninety-Nine Thousand Seven Hundred (599,700) shall be Class B Common Shares of the par value of Fifty Cents ($.50) per share.

Section 2. The express terms and provisions of the shares of each class are as follows:

The exclusive voting power of the Corporation shall be vested in the holders of Class A Common Shares and the holders of Class A Common Shares shall have the right to cast one vote for each Class A Common Share field. Holders of Class B Common Shares shall have no voting rights other than as required by law.

FIFTH: No holder of shares of the Corporation of any class shall be entitled as such, as a matter of right, to subscribe for or purchase shares of any class, now or hereafter authorized, or to subscribe for or purchase securities convertible into or exchangeable for shares of the Corporation or to which shall be attached or appertain any warrants or rights entitling the holder thereof to subscribe for or purchase shares, except such rights of subscription or purchase, if any, for such considerations and upon such terms and conditions as its Board of Directors from time to time may determine.

SIXTH: To the extent permitted by law, the Corporation, by action of its Board of Directors, may purchase or otherwise acquire shares of any class issued by it at such times, for such considerations and upon such terms and conditions as its Board of Directors may determine.

SEVENTH: These Amended and Restated Articles of Incorporation amend and restate in their entirety, and supersede and take the place of, the existing Articles of Incorporation of the Corporation and all amendments thereto.

J:\BWA3421\03996\95001\Amended and Restated Articles.doc

[ILLEGIBLE]

Doc ID -->	200613700008

DATE:	DOCUMENT ID	DESCRIPTION	FILING	EXPED	PENALTY	CERT	COPY
05/17/2006	200613700008	DOMESTIC/AMENDED RESTATED ARTICLES (AMA)	2,050 00	100 00.00		00.00

Receipt

This is not a bill. Please do not remit payment.

BAKER & HOSTETLER LLP

SONIA K. LOWE

65 E STATE ST, STE 2100

COLUMBUS, OH 43215

STATE OF OHIO

CERTIFICATE

Ohio Secretary of State, J. Kenneth Blackwell

206185

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

CLOYES GEAR AND PRODUCTS, INC.

and, that said business records show the filing and recording of:

Document(s)	Document No(s):
DOMESTIC/AMENDED RESTATED ARTICLES	200613700008

United States of America State of Ohio Office of the Secretary of State	Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 16th day of May, A.D. 2006. Ohio Secretary of State

Doc ID -->	200613700008

Prescribed by J. Kenneth Blackwell	Expedite this Form: (Select One)
Ohio Secretary of State	Mail Form to one of the Following:
Central Ohio: (614) 466-3910 Toll Free: 1-877-SOS-FILE (1-877-767-3453)	☒ Yes	PO Box 1390 Columbus, OH 43216
*** Requires an additional fee of $100 ***
www.state.oh.us/sos e-mail: busserv@sos.state.oh.us	☐ No	PO Box 1028 Columbus, OH 43216

Certificate of Amendment by

Shareholders or Members

(Domestic)

Filing Fee $50.00

(CHECK ONLY ONE (1) BOX)

(1) Domestic for Profit	PLEASE READ INSTRUCTIONS	(2) Domestic Non-profit
☒ Amended (122-AMAP)	☐ Amendment (125-AMDS)	☐ Amended (126-AMAN)	☐ Amendment (128-AMD)

Complete the general information in this section for the box checked above.

Name of Corporation	Cloyes Gear and Products, Inc.

Charter Number	206185

Name of Officer	Trevor Myers

Title	President

☒ Please check if additional provisions attached.

The above named Ohio corporation, does hereby certify that:

☒ A meeting of the	☒ shareholders ☐ directors (non-profit amended articles only)

☐ members was duly called and held on	May 10, 2006
(Date)

at which meeting a quorum was present in person or by proxy, based upon the quorum present, an affirmative vote was cast which entitled them to exercise 67% as the voting power of the corporation.

☐ In a writing signed by all of the     ☐ shareholders     ☐ directors (non-profit amended articles only)

☐ members who would be entitled to the notice of a meeting or such other proportion not less than a majority as the articles of regulations or bylaws permit.

Clause applies if amended box is checked.

Resolved, that the following amended articles of incorporations be and the same are hereby adopted to supercede and take the place of the existing articles of incorporation and all amendments thereto.

541	Page 1 of 2	Last Revised: May 2002

Doc ID -->	200613700008

All of the following information must be completed if an amended box is checked. If an amendment box is checked, complete the areas that apply.

FIRST:	The name of the corporation is:	Cloyes Gear and Products, Inc.

SECOND:	The place in the State of Ohio where its principal office is located is in the City of:

	Mentor	Lake
	(city, village or township)	(county)

THIRD:	The purposes of the corporation are as follows:

The purposes for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be formed under Chapter 1701 of the Revised Code of Ohio.

FOURTH:	The number of shares which the corporation is authorized to have outstanding is:	1,400,000
(Does not apply to box (2))

REQUIRED Must be authenticated		May 10, 2006
(signed) by an authorized	Authorized Representative	Date
representative
(See Instructions)	Trevor Myers
(Print Name)

	Authorized Representative	Date

(Print Name)

541	Page 2 of 2	Last Revised: May 2002

Doc ID -->	200613700008

The following provisions are incorporated into the Certificate of Amendment by Shareholders to which these provisions are attached (collectively, the “Amended and Restated Articles of Incorporation”). Capitalized terms not otherwise defined in these Amended and Restated Articles of Incorporation shall have the meanings ascribed to them in Article SEVENTH.

*    *    *

FOURTH: Shares. (Continued)

(a) 800,000 Common Shares, without par value per share (the “Common Shares”); and

(b) 600,000 Series A Preferred Shares, without par value per share (the “Series A Preferred Shares”).

A. Common Shares. The express terms of the Common Shares are as follows:

1. Voting Rights. Subject to Section 5(b) of Part B and Part C of this Article FOURTH, each record holder of Common Shares shall be entitled at any annual or special meeting of shareholders, with respect to each Common Share held by such holder as of the applicable record date, to cast one (1) vote per share, in person or by proxy, on all matters submitted to a vote of the shareholders of the Corporation, together with the holders of the Series A Preferred Shares, voting as a single class.

2. Dividends and Distributions. Subject to Section 5(b)(iv) of Part B of this Article FOURTH, the holders of Common Shares shall be entitled to receive such dividends and other distributions in cash, property or shares of the Corporation as may be declared thereon by the Board of Directors of the Corporation from time to time out of assets or funds of the Corporation legally available therefor; provided, however, no dividend may be declared and no other distribution may be made on such Common Shares unless the Corporation complies with Sections 2 and 5(b)(iv) of Part B of this Article FOURTH.

3. Liquidation Rights. In the event of any Liquidation, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the rights of the holders of any outstanding Series A Preferred Shares (including the rights of such holders under Section 3(a) of Part B of this Article FOURTH below), the remaining assets and funds of the Corporation available for distribution to the shareholders shall be divided among, and distributed pro rata to, the holders of Common Shares and the holders of the Series A Preferred Shares in accordance with Section 3(b) of Part B of this Article FOURTH.

4. Conversion of Existing Common Shares.

(a) Upon the filing of these Amended and Restated Articles of Incorporation (the “Filing”), each Class A Common Share, $0.50 par value per share (the “Class A Common Shares”), and each Class B Common Share, $0.50 par value per share (the “Class B Common

Doc # NY7 175618 7

101266227.16, Amended and Restated Articles of Incorporation of Cloyes Gear and Products Inc.

Doc ID -->	200613700008

Shares”), issued and outstanding immediately prior to the Filing, and each treasury share of the Class A Common Shares and the Class B Common Shares, will be changed into and thereafter constitute one tenth (1/10th) of one Common Share. Upon the change of the Class A Common Shares and the Class B Common Shares into Common Shares, all of the stated capital with respect to the Class A Common Shares and the Class B Common Shares shall be eliminated.

(b) Immediately upon the Filing, each holder of Class A Common Shares or Class B Common Shares shall be deemed to be the holder of record of the Common Shares into which such Class A Common Shares and Class B Common Shares were so changed. notwithstanding that the certificates representing the Common Shares shall not then actually be delivered to such Person.

5. No Class Vote. No vote of the holders of Common Shares, as a separate class, is required in connection with the authorization of any Capital Shares of the Corporation of any class of Capital Shares of the Corporation that are convertible into Common Shares.

B. Series A Preferred Shares. The express terms of the Series A Preferred Shares are as follows:

1. Rank.

(a) Except with respect to rights to receive payments pursuant to Section 3(b) of this Part B of this Article FOURTH, the Series A Preferred Shares shall, with respect to distributions of assets and rights upon the occurrence of a Liquidation, rank senior to (i) all classes of common shares of the Corporation (including, without limitation, the Common Shares) and (ii) each other class or series of Capital Shares of the Corporation other than Capital Shares of the Corporation hereafter created in compliance with Section 5(b) of Part B of this Article FOURTH below which expressly rank pari passu with or senior to the Series A Preferred Shares (the shares referred to in clauses (i) and (ii), together, the “Junior Shares”).

(b) The Series A Preferred Shares shall, with respect to any payment or distribution of the Liquidation Payment to be made, rank senior to the Junior Shares.

2. Dividends; Special Distributions.

(a) Dividends. Other than as set forth in Section 2(b) of this Part 3 of this Article FOURTH, the Corporation shall not declare or pay any dividends on, or make any other distributions with respect to or redeem, purchase or otherwise acquire for consideration, other than for repurchases of Capital Shares issued to or held by employees, officers or directors of the Corporation in connection with the termination of their employment or services pursuant to agreements providing for said right of repurchase, any Junior Shares, unless and until (i) no Series A Preferred Shares remain outstanding or (ii) such dividends, distribution, redemption, purchase or acquisition is approved pursuant to Section 5(b) of this Part B of this Article FOURTH.

(b) Special Distributions. The holders of the Series A Preferred Shares shall be entitled to receive, if and when declared by the Board of Directors from time to time, a Special Distribution, which when declared shall not exceed the aggregate Liquidation Preference

Doc # NY7 175618 7

101266227.16, Amended and Restated Articles of Incorporation of Cloyes Gear and Products Inc.

Doc ID -->	200613700008

of the Series A Preferred Shares then outstanding; provided, that no such Special Distribution shall be made to the extent making such payment is prohibited by the terms of any indebtedness of the Corporation or its subsidiaries or by the terms of any class or series of Capital Shares of the Corporation (provided, further; the terms of any Junior Shares may not contain any such prohibition), or to the extent such Special Distribution is not permitted by applicable law. Upon, and based on the amount of, the payment of any Special Distribution, a portion or all of the Series A Preferred Shares shall automatically be converted into Common Shares as provided in Section 6(b)(iii) of this Part B of this Article FOURTH.

3. Liquidation Preference.

(a) Priority Payment. Upon the occurrence of a Liquidation, the holders of Series A Preferred Shares shall be paid for each Series A Preferred Share held by them, out of, but only to the extent of, the assets of the Corporation legally available for distribution to its shareholders, an amount equal to $ 28.2537833935 (as adjusted for share splits, share dividends, combinations or other recapitalizations of the Series A Preferred Shares (the “Liquidation Preference”) (which shall include, and upon the payment thereof, shall satisfy the payment of any declared but unpaid Special Distribution as provided in Section 2(b) of this Part B of this Article FOURTH above), before any payment or distribution is made to any Junior Shares. If the assets of the Corporation available for distribution to the holders of Series A Preferred Shares (and any other class of series of Capital Shares of the Corporation hereinafter created in compliance with Section 5(b) of Part B of this Article Fourth which expressly rank pari passu with the Series A Preferred Shares) shall be insufficient to permit payment in full to such holders of the sums which such holders are entitled to receive in such case, then all of the assets available for distribution to holders of Series A Preferred Shares (and any such pari passu Capital Shares) shall be distributed among and paid to such holders ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full.

(b) Participating Payment. Upon the completion of the distribution required by Section 3(a) of this Part B of this Article FOURTH above, and any other distribution to any other class or series of Capital Shares of the Corporation ranking senior to the Common Shares, if assets remain in the Corporation, the remaining assets of the Corporation available for distribution to shareholders shall be divided among and distributed pro rata to holders of the Common Shares and Series A Preferred Shares (calculated as if the Series A Preferred Shares were converted into Common Shares in accordance with Section 6(a) of this Part B of this Article FOURTH below immediately prior to such distribution and the distributions were made pro rata among all of the Common Shares).

(c) Notice. Written notice of a Liquidation stating that a payment or payments will be made and the place where such payment or payments shall be made will be delivered in person, mailed by certified mail, return receipt requested, mailed by overnight mail or sent by telecopier, not less than ten (10) days prior to the earliest payment date stated therein, to the holders of record of Series A Preferred Shares and the Common Shares, such notice to be addressed to each such holder at its or his address as shown in the records of the Corporation.

Doc # NY7 175618 7

101266227 16, Amended and Restated Articles of Incorporation of Cloyes Gear and Products Inc

Doc ID -->	200613700008

(d) Sale Transaction Deemed a Liquidation. At the election of the holders of a majority of the then outstanding Series A Preferred Shares, a Sale Transaction shall be deemed to be a Liquidation pursuant to this Section 3 of this Part B of this Article FOURTH. In such event, the Liquidation Preference shall be paid in the same form of consideration received by the holders of Common Shares in the Sale Transaction. If the consideration received is securities of the surviving Person, any securities of the surviving Person to be delivered to the holders of Series A Preferred Shares pursuant to this Section 3(d) of this Part B of this Article FOURTH shall be valued at the Current Market Price of such securities as of three (3) days prior to the date of distribution.

4. Redemption. Without limiting the provisions in Article SIXTH, the Series A Preferred Shares shall not be redeemed or subject to redemption, whether at the option of the Corporation or any holder thereof, or otherwise.

5. Voting Rights; Approval Rights.

(a) Voting with Common Shares. Subject to Section 5(b) of this Part B and Part C of this Article FOURTH, each record holder of Series A Preferred Shares shall be entitled at any annual or special meeting of shareholders, with respect to each Series A Preferred Share held by such holder as of the applicable record date, to cast that number of votes per share that is equal to the number of Common Shares into which that holder’s Series A Preferred Shares are convertible pursuant to Section 6(a) of this Part B of this Article FOURTH, in person or by proxy, on all matters submitted to a vote of the shareholders of the Corporation, together with the holders of the Common Shares (who will be entitled to cast one vote per share on any such matter), voting as a single class.

(b) Class Vote. So long as at least 25% of the Series A Preferred Shares purchased on or about the date of the Filing remain outstanding, the Corporation shall not, and shall cause each of its subsidiaries not to, take, approve or otherwise ratify any of the following actions without the separate class vote of the holders of at least a majority of the outstanding Series A Preferred Shares (who will be entitled to cast one vote per share on any such matter).

(i) any authorization or issuance of any preferred shares ranking senior to or pari passu with the Series A Preferred Shares;

(ii) any issuance of or agreement to authorize or issue any Capital Shares of the Corporation or securities or rights of any kind convertible into or exchangeable for any Capital Shares of the Corporation, including, without limitation, in connection with the initial public offering of Common Shares, or the adoption of any new share option or other equity compensation plan or the sale or issuance of any shares of capital stock or any equity interest in any subsidiary to any Person other than the Corporation or any of its other subsidiaries;

(iii) any amendment, modification or restatement of the Corporation’s articles of incorporation or code of regulations or the comparable organizational documents of any subsidiary;

Doc # NY7 175618 7

101266227.16, Amended and Restated Articles of Incorporation of Cloyes Gear and Products Inc.

Doc ID -->	200613700008

(iv) any declaration, paying or making of any dividend or other distribution on or in respect of any Capital Shares of the Corporation;

(v) any redemption, purchase, repurchase or other acquisition for value of any Capita! Shares of the Corporation (other than pursuant to an employee benefit plan, agreement or arrangement approved by the Board of Directors);

(vi) any transaction of merger or consolidation of the Corporation or any of its subsidiaries with or into one or more Persons or any sale or other transfer of all or substantially all of the assets of the Corporation or any of its subsidiaries;

(vii) any recapitalization or reorganization or any voluntary liquidation under applicable bankruptcy or reorganization legislation, or any voluntary dissolution or winding up of, the Corporation or any of its subsidiaries;

(viii) any acquisition of assets or equity securities by the Corporation or any of its subsidiaries of any Person with a fair market value in excess of $1,000,000 individually, or $5,000,000 in the aggregate;

(ix) the Corporation’s or any of its subsidiaries’ issuance or becoming liable for any indebtedness for borrowed money in excess of $1,000,000 individually or $5,000,000 in the aggregate other than draws or the issuance of letters of credit under the Credit Agreement in the ordinary course of business; and

(x) any loans or advances to, or guarantees for the benefit of, any Person, other than the extension of trade credit to customers or travel advances and similar loans to employees not to exceed $100,000 at any one time in the aggregate.

(xi) any employment or consulting arrangement with any director or executive officer of the Corporation or any of its subsidiaries or the approval of any other compensation, bonus or benefit arrangements or plans for directors, employees or consultants of the Corporation or any of its subsidiaries;

(xii) any hiring or replacement of any executive officer of the Corporation or any of its subsidiaries;

(xiii) any material change in the Corporation’s or any of its subsidiaries’ business plan;

(xiv) any material change in accounting methods or policies of the Corporation or any of its subsidiaries; and

(xv) any change of the Corporation’s or any of its subsidiaries’ independent public accountant.

Doc # NY7 175618 7

101266227.16, Amended and Restated Articles of Incorporation of Cloyes Gear and Products Inc

Doc ID -->	200613700008

6. Conversion.

(a) Optional Conversion. Any holder of Series A Preferred Shares shall have the right, at such holder’s option, at any time and from time to time, to convert, in accordance with the terms and provisions of this Section 6 of this Part B of this Article FOURTH, any or all of such holder’s Series A Preferred Shares into such number of fully paid and non-assessable Common Shares as is equal to the product of the number of Series A Preferred Shares being so converted multiplied by the quotient of (i) the Liquidation Preference divided by (ii) the conversion price of $ 28.2537833935 per share, subject to adjustment as provided in Section 6(d) of this Part B of this Article FOURTH below (such price in clause (ii), the “Conversion Price”). Such conversion right shall be exercised by the surrender of certificate(s) representing the Series A Preferred Shares to be converted to the Corporation at any time during usual business hours at its principal place of business to be maintained by it (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of Series A Preferred Shares), accompanied by written notice that the holder elects to convert such Series A Preferred Shares and specifying the name or names (with address) in which a certificate or certificates for Common Shares are to be issued and (if so required by the Corporation) by a written instrument or instruments of transfer in form reasonably satisfactory to the Corporation duly executed by the holder or its duly authorized legal representative and transfer tax stamps or funds therefor, if required pursuant to Section 6(1) of this Part B of this Article FOURTH below. All certificates representing Series A Preferred Shares surrendered for conversion shall be delivered to the Corporation for cancellation and canceled by it. As promptly as practicable after the surrender of any Series A Preferred Shares, the Corporation shall deliver to the holder of such shares so surrendered certificate(s) representing the number of fully paid and nonassessable Common Shares into which such shares are entitled to be converted. At the time of the surrender of such certificate(s), the Person in whose name any certificate(s) for Common Shares shall be issuable upon such conversion shall be deemed to be the holder of record of such Common Shares on such date, notwithstanding that the certificates representing such Common Shares shall not then be actually delivered to such Person.

(b) Automatic Conversion.

(i) Each outstanding Series A Preferred Share shall be automatically converted, with no further action required to be taken by the Corporation or the holder thereof, (x) if the holders of a majority of the outstanding Series A Preferred Shares approve such conversion, or (y) immediately prior to the closing of the Initial Public Offering or a Sale Transaction in which the holders of a majority of the Series A Preferred Shares did not otherwise elect to treat the Sale Transaction as a Liquidation pursuant to Section 3(d) of this Part B of this Article FOURTH, into the following;

(1) the right to receive the Liquidation Payment; and

(2) the number of fully paid and nonassessable Common Shares equal to the quotient of (x) the Liquidation Preference divided by (y) the Conversion Price then in effect (after giving effect to any adjustments pursuant to Section 6 of this Part B of this Article FOURTH.

Doc # NY7 175618 7

101266227 16, Amended and Restated Articles of Incorporation of Cloyes Gear and Products Inc.

Doc ID -->	200613700008

(ii) The Liquidation Payment shall be payable, to the extent funds are legally available therefor, (x) in the case of the Initial Public Offering, in Common Shares and (y) in the case of such a Sale Transaction, in cash to the extent available in such Sales Transaction, and then in Capital Shares; provided, however, the holders of a majority of the Series A Preferred Shares then outstanding may elect to receive the Capital Shares paid or distributed in the Sale Transaction in lieu of the cash available therefor. If the Liquidation Payment is to be paid in Common Shares in connection with an Initial Public Offering, the value of such shares shall be determined by the Closing IPO Price. If any portion of the Liquidation Payment is to be paid or distributed in Capital Shares other than in connection with the Initial Public Offer, then the value of the Capital Shares shall be deemed to be the Current Market Price of the Capital Shares as of three (3) days prior to the date of such payment or distribution.

(iii) Series A Preferred Shares also shall be automatically converted into Common Shares (pursuant to the formula set forth in the first sentence of Section 6(a) of this Part B of this Article FOURTH) immediately following receipt by the holders of the Series A Preferred Shares of each Special Distribution. The numbers of Series A Preferred Shares to be so converted in connection with any Special Distribution shall be an amount equal to the product of (1) the number of Series A Preferred Shares outstanding immediately prior to such Special Distribution and (2) the quotient of (A) the aggregate proceeds received in such Special Distribution over (B) the aggregate Liquidation Preference of all of the Series A Preferred Shares outstanding immediately prior to such Special Distribution. If the funds of the Corporation available for the Special Distribution are insufficient to allow conversion of all Series A Preferred Shares outstanding as of such date, the holders of Series A Preferred Shares shall share ratably in any funds available for such Special Distribution and such conversion shall be effected pro rata. Any Series A Preferred Shares that the Corporation is not able to convert due to insufficient funds shall continue to be outstanding until otherwise converted in accordance with this Section 6 of this Part B of this Article FOURTH.

(iv) Immediately upon any automatic conversion provided for herein, each holder of Series A Preferred Shares shall be deemed to be the holder of record of the Common Shares issuable upon conversion of such holder’s Series A Preferred Shares, notwithstanding that the certificates representing the Common Shares shall not then actually be delivered to such Person. Upon written notice from the Corporation, each holder of Series A Preferred Shares so converted shall promptly surrender to the Corporation at its principal place of business to be maintained by it (or at such other office or agency of the Corporation as the Corporation may designate by such notice to the holders of Series A Preferred Shares) certificates representing the shares so converted.

(c) Termination of Rights. On the date of any optional conversion pursuant to Section 6(a) of this Part B of this Article FOURTH above or of any automatic conversion pursuant to Section 6(b) of this Part B of this Article FOURTH above, all rights with respect to the Series A Preferred Shares so converted, including the rights, if any, to receive notices and vote, shall terminate, except only the rights of holders thereof to (i) receive certificates for the number of Common Shares into which such Series A Preferred Shares have been converted, (ii) receive the Liquidation Payment in the case of an automatic conversion pursuant to Section 6(b)(i) of this Part B of this Article FOURTH above, (iii) the payment of declared but unpaid dividends, if any, pursuant to Section 2 of this Part B of this Article FOURTH above and (iv) exercise the rights to which they are entitled as holders of Common Shares.

Doc # NY7 175618 7

101266227 16, Amended and Restated Articles of Incorporation of Cloyes Gear and Products Inc.

Doc ID -->	200613700008

(d) Antidilution Adjustments. The Conversion Price, and the number and type of securities to be received upon conversion of Series A Preferred Shares, shall be subject to adjustment as follows:

(i) Dividend, Subdivision, Combination or Reclassification of Common Shares. In the event that the Corporation shall at any time or from time to time, prior to conversion of Series A Preferred Shares (x) pay a dividend or make a distribution on the outstanding Common Shares payable in Common Shares, (y) subdivide the outstanding Common Shares into a larger number of shares or (z) combine the outstanding Common Shares into a smaller number of shares, then, and in each such case, the Conversion Price in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Corporation) so that the holder of any share of Series A Preferred Shares thereafter surrendered for conversion shall be entitled to receive the number of Common Shares or other securities of the Corporation that such holder would have owned or would have been entitled to receive upon, by reason of or immediately following any of the events described above, had such Series A Preferred Shares been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 6(d)(i) of this Part B of this Article FOURTH shall become effective retroactively (x) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of Common Shares entitled to receive such dividend or distribution or (y) in the case of any such subdivision, combination or change, to the close of business on the day upon which such corporate action becomes effective.

(ii) Certain Distributions. In case the Corporation shall at any time or from time to time, prior to conversion of Series A Preferred Shares, distribute to holders of Common Shares (including any such distribution made in connection with a merger or consolidation in which the Corporation is the resulting or surviving Person and the Common Shares are not changed or exchanged) cash, evidences of indebtedness of the Corporation or another issuer, securities of the Corporation (other than Common Shares) or another issuer or other assets (excluding dividends payable in Common Shares for which adjustment is made under another paragraph of this Section 6(d) of this Part B of this Article FOURTH and any distribution in connection with an Excluded Transaction) or rights or warrants to subscribe for or purchase of any of the foregoing, then, and in each such case, the Conversion Price then in effect shall be adjusted (and any other appropriate actions shall be taken by the Corporation) by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction (x) the numerator of which shall be the Current Market Price of the Common Shares immediately prior to the date of distribution less the then fair market value (as determined in good faith by the Board of Directors) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such rights or warrants applicable to one share of Common Shares and (y) the denominator of which shall be the Current Market Price of the Common Shares immediately prior to the date of distribution (but such fraction shall not be greater than one); provided, however, that no adjustment shall be made with respect to any distribution of rights or warrants to subscribe for or purchase securities of the Corporation if the holder of Series A Preferred Shares would otherwise be entitled to receive such rights or

Doc # NY7 175618.7

101266227 16, Amended and Restated Articles of Incorporation of Cloyes Gear and Products Inc

Doc ID -->	200613700008

warrants upon conversion at any time of Series A Preferred Shares into Common Shares. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of shareholders entitled to receive such distribution.

(iii) Other Changes. In case the Corporation at any time or from time to time, prior to the conversion of Series A Preferred Shares, shall take any action affecting its Common Shares similar to or having an effect similar to any of the actions described in any of Section 6(d)(i) or (ii) of this Part B of this Article FOURTH above or Section 6(i) of this Part B of this Article FOURTH below (but not including any action described in any such Section or the issuance of any Capital Shares of the Corporation at a price less than the Conversion Price) and the Board of Directors in good faith determines that it would be equitable in the circumstances to adjust the Conversion Price as a result of such action, then, and in each such case, the Conversion Price shall be adjusted in such manner and at such time as the Board of Directors in good faith determines would be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the holders of Series A Preferred Shares).

(iv) No Adjustment. Notwithstanding anything herein to the contrary, no adjustment under this Section 6(d) of this Part B of this Article FOURTH need be made to the Conversion Price if the Corporation receives written notice from holders of all of the outstanding Series A Preferred Shares that no such adjustment is required.

(e) Performance Based Conversion Price Adjustment. Upon completion of the Corporation’s audited financial statements for the years ending December 31, 2006 and 2007, the Corporation’s independent accountant shall deliver copies of a report setting forth its determination of EBITDA and Outstanding Net Indebtedness based on such audited financial statements, such determination to be binding on the Corporation, the holders of the Series A Preferred Shares and all other shareholders of the Corporation. For each Target that the Corporation achieves in a given Period, the Conversion Price then currently in effect shall be increased to an amount that would cause the Percentage Ownership to be increased by any Percentage Increase achieved with respect to that Target. The first adjustment period shall commence on January 1, 2006 and end on December 31, 2006 (“Period 1”), and the second adjustment period shall commence on the next day after the conclusion of Period 1 and end on December 31, 2007 (“Period 2”). Notwithstanding anything to the contrary contained herein, holders of majority of the Series A Preferred Shares outstanding at the time, or after conversion of all of the Series A Preferred Shares, holders of at least 80% of the Common Shares then outstanding, may, at any time, in whole or in part, deem the Targets set forth in the this Section 6(c) of this Part B of Article FOURTH satisfied and the Corporation shall make the adjustments contemplated hereby.

(f) Equity Return Conversion Price Adjustment.

(i) Upon an Investor Exit Event, if any of the Targets set forth in Section 6(e) of this Part B of this Article FOURTH have not been achieved and the corresponding increase to the Conversion Price contemplated thereby has not occurred, then if

Doc # NY7 175618 7

101266227.16, Amended and Restated Articles of Incorporation of Cloyes Gear and Products Inc

Doc ID -->	200613700008

the Investors collectively receive in such Investor Exit Event at least 4 times the aggregate amount of equity invested by the Investors in absolute dollars, then the Conversion Price then currently in effect immediately prior to such Investor Exit Event shall be increased to an amount that would cause the Percentage Ownership to be increased by the lesser of (A) 5% or (B) an amount necessary to make the aggregate Percentage Ownership equal to 20%.

(ii) Upon an Investor Exit Event, to the extent that the Investors collectively receive in such Investor Exit Event at least 7 times the aggregate amount of equity invested by the Investors in absolute dollars, then the Conversion Price then currently in effect immediately prior to such Investor Exit Event shall increased to any amount that would cause the Percentage Ownership of holders of the Cloyes Shares to be increased by the lesser of (A) 5% or (B) an amount necessary to make the aggregate Ownership Percentage equal to 25%.

(iii) In the event that the consideration received by the Investors in any Investor Exit Event are securities, the value of such securities shall be based on the Current Market Price.

(iv) The calculation of any return on equity multiple contemplated by this Section 6(f) of this Part B of this Article Fourth shall be determined by the Board of Directors in its good faith judgment, and shall be based on the total amount of cash or the value of securities actually received by the Investors from its investment in the Corporation.

(v) Notwithstanding anything to the contrary contained herein, holders of majority of the Series A Preferred Shares outstanding at the time, or after conversion of all of the Series A Preferred Shares, holders at least 80% of the Common Shares then outstanding, may, at any time, in whole or in part, deem the Targets set forth in the this Section 6(f) of this Part B of Article FOURTH satisfied and the Corporation shall make the adjustments contemplated hereby.

(g) Abandonment. If the Corporation shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to shareholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Conversion Price shall be required by reason of the taking of such record.

(h) Certificate as to Adjustments. Upon any adjustment in the Conversion Price, the Corporation shall within a reasonable period (not to exceed ten (10) days) following any of the foregoing transactions deliver to each registered holder of Series A Preferred Shares a certificate, signed by (i) the Chief Executive Officer of the Corporation and (ii) the Chief Financial Officer of the Corporation, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Conversion Price then in effect following such adjustment.

(i) Reorganization, Reclassification.

(i) In case of any merger or consolidation of the Corporation (other than a Sale Transaction) or any capital reorganization, reclassification or other change of outstanding Common Shares (other than a change in par value, or from par value to no par value,

Doc # NY7 175618 7

101266227.16, Amended and Restated Articles of Incorporation of Cloyes Gear and Products Inc

Doc ID -->	200613700008

or from no par value to par value) (each, a “Transaction”), the Corporation shall execute and deliver to each holder of Series A Preferred Shares at least twenty (20) Business Days prior to effecting such Transaction a certificate, signed by (A) the Chief Executive Officer of the Corporation and (B) the Chief Financial Officer of the Corporation, stating that the holder of each share of Series A Preferred Shares shall have the right to receive in such Transaction, in exchange for each share of Series A Preferred Shares, a security substantially identical to (and not less favorable than) the Series A Preferred Shares, and provision shall be made therefor in the agreement, if any, relating to such Transaction.

(ii) In case of any Sale Transaction in which the holders of a majority of the Series A Preferred Shares consent to accepting a security that does not contain the rights to receive a Liquidation Preference, then the Corporation shall execute and deliver to each holder of Series A Preferred Shares at least twenty (20) Business Days prior to effecting the Transaction a certificate, signed by (A) the Chief Executive Officer of the Corporation and (B) the Chief Financial Officer of the Corporation, stating that the holder of each Series A Preferred Share shall have the right thereafter to convert such Series A Preferred Shares into the same kind of shares or other securities, property or cash receivable upon such Sale Transaction by a holder of Common Shares in an amount equal to the amount of such shares or other securities, property or cash the holders of Series A Preferred Shares would have received upon such Sale Transaction if those holders had converted their Series A Preferred Shares immediately prior to such Sale Transaction, and provision shall be made therefor in the agreement, if any, relating to such Sale Transaction. Any certificate delivered pursuant to this Section 6(i) of this Part B of this Article FOURTH shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6 of this Part B of this Article FOURTH. The provisions of this Section 6(i) of this Part B of this Article FOURTH and any equivalent thereof in any such certificate similarly shall apply to successive transactions.

(j) Notices. In case at any time or from time to time:

(i) the Corporation shall declare a dividend (or any other distribution) on its Common Shares;

(ii) the Corporation shall authorize the granting to the holders of its Common Shares of rights or warrants to subscribe for or purchase any shares of any class or of any other rights or warrants;

(iii) there shall be any Transaction; or

(iv) there shall occur the Initial Public Offering or a Sale Transaction;

then the Corporation shall mail to each holder of Series A Preferred Shares at such holder’s address as it appears on the transfer books of the Corporation, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution or granting of rights or warrants are to be determined, or (B) the date on which such Transaction, Initial Public Offering

Doc # NY7 175618 7

101266227 16, Amended and Restated Articles of Incorporation of Cloyes Gear and Products Inc

Doc ID -->	200613700008

or Sale Transaction is expected to become effective and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for shares or other securities or property or cash deliverable upon such Transaction, Initial Public Offering or Sale Transaction. Notwithstanding the foregoing, in the case of any event to which Section 6(i) of this Part B of this Article FOURTH above is applicable, the Corporation shall also deliver the certificate described in Section 6(i) of this Part B of this Article FOURTH above to each holder of Series A Preferred Shares at least twenty (20) Business Days’ prior to effecting such reorganization or reclassification as aforesaid.

(k) Reservation of Common Shares. The Corporation shall at all times reserve and keep available for issuance upon the conversion of Series A Preferred Shares, such number of its authorized but unissued Common Shares as will from time to time be sufficient to permit the conversion of all outstanding Series A Preferred Shares into Common Shares, and shall take all action to increase the authorized number of Common Shares if at any time there shall be insufficient authorized but unissued Common Shares to permit such reservation or to permit the conversion of all outstanding Series A Preferred Shares so long as (x) the holders of Series A Preferred Shares vote such shares in favor of any such action that requires a vote of shareholders and (y) any directors elected solely by such holders pursuant to Part C of this Article FOURTH vote in favor of any such action that requires a vote of the Board of Directors.

(l) No Conversion Tax or Charge. The issuance or delivery of certificates for Common Shares upon the conversion of Series A Preferred Shares shall be made without charge to the converting holder of Series A Preferred Shares for such certificates or for any documents or stamp tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or (subject to compliance with the applicable provisions of federal and state securities laws) in such names as may be directed by, the holders of the Series A Preferred Shares being converted; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the Series A Preferred Shares being converted, and the Corporation shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Corporation the amount of such tax or shall have established to the reasonable satisfaction of the Corporation that such tax has been paid. Nothing in this Section 6(1) of this Part B of this Article FOURTH will obligate the Corporation to pay any shareholder for federal, state, or local income taxes that become due and payable upon such conversion.

7. Business Day. If any payment shall be required by the terms hereof to be made on a day that is not a Business Day, such payment shall be made on the immediately succeeding Business Day.

Doc # NY7 175618 7

101266227 16, Amended and Restated Articles of Incorporation of Cloyes Gear and Products Inc

Doc ID -->	200613700008

C. Election of Directors. So long as at least 25% of the Series A Preferred Shares purchased on or about the date of this Filing are then outstanding, directors will be elected as follows:

1. The holders of Series A Preferred Shares, voting as a separate class, shall be entitled to elect five (5) directors of the Corporation, one of which shall be the Chairman of the Board of Directors.

2. The holders of the then outstanding Common Shares, voting as a separate class, shall be entitled to elect one (1) director of the Corporation.

3. The holders of the Series A Preferred Shares then outstanding and the holders of the Common Shares, voting together as a single class, shall elect Corporation’s chief executive officer as a director.

4. Any director of the Corporation not otherwise required to be elected pursuant to Sections 1-3 of this Part C of this Article FOURTH, including by reason of the Series A Preferred Shares not being entitled to vote as a separate class, shall be elected by the holders of the Series A Preferred Shares and the holders of the Common Shares as a single class voting together.

5. At any meeting held for the purpose of electing directors at a time when the holders of Series A Preferred Shares are entitled to vote as a separate class for the election of directors, the presence in person or by proxy of the holders of a majority of the Series A Preferred Shares then outstanding shall constitute a quorum of Series A Preferred Shares for the election of the directors to be elected solely by the holders of Series A Preferred Shares; the holders of Series A Preferred Shares shall be entitled to cast one vote per share of Series A Preferred Shares in any such election; and the directors to be elected exclusively by the holders of Series A Preferred Shares shall be elected by the affirmative vote of the holders of a majority of the outstanding Series A Preferred Shares. A vacancy in a directorship to be filled by the holders of the Series A Preferred Shares voting as a separate class pursuant to this Part C of this Article FOURTH shall be filled only by vote of the holders of Series A Preferred Shares.

6. At any time the holders of the Series A Preferred Shares vote together with the holders of the Common Shares as a single class under this Part C of this Article FOURTH, the holders of the Common Shares and Series A Preferred Shares will cast votes as provided in Section 1 of Part A of this Article FOURTH and Section 5(a) of Part B of this Article FOURTH

7. A quorum of the Board of Directors shall consist of five (5) directors, including at least three (3) directors designated by the holders of the Series A Preferred Shares. All actions of the Board of Directors shall require approval by a majority of the Board of Directors present at a meeting of the Board of Directors at which a quorum is present.

8. Unless the same can be effected pursuant to action taken by the Board of Directors at the request of the majority of the voting power entitled to elect such director, if at any time, a vacancy is created on the Board of Directors by reason of the incapacity, death, removal or resignation of any of the directors, then the shareholders holding a majority of the voting power entitled to elect the vacating director, may fill that vacancy.

Doc # NY7.175618 7

101266227 16, Amended and Restated Articles of Incorporation of Cloyes Gear and Products Inc

Doc ID -->	200613700008

9. No holder of Capital Shares of the Corporation may cumulate its or his voting power in the election of directors.

D. Fractional Shares. The Corporation shall issue fractional shares of any Capital Shares of the Corporation rounded to the nearest 1/10,000th.

FIFTH: Indemnification. The Corporation shall, to the fullest extent permitted by Section 1701.13 of Ohio Revised Code, as the same may be amended and supplemented, indemnify any and all Persons whom serve or served as an officer or director of the Corporation from and against any and all of the expenses, liabilities, or other matters referred to or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights such Person may be entitled to under the Code of Regulations, any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such Person’s official capacity and as to action in another capacity, and shall continue as to a Person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, and administrators of such a Person.

SIXTH: Repurchase Shares. To the extent permitted by law and the Credit Agreement, the Corporation, by action of its Board of Directors, may purchase or otherwise acquire any Capital Shares of the Corporation issued by it at such times, for such consideration and upon such terms and conditions as its Board of Directors may determine.

SEVENTH: Definitions. As used in this Amended and Restated Articles of Incorporations, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Affiliate” shall mean any Person who is an “affiliate” as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. In addition, any partner or member, as the case may be, of a holder of Series A Preferred Shares shall be deemed to be an Affiliate of such holder.

“Board of Directors” means the Board of Directors of the Corporation.

“Business Day” means any day except a Saturday, a Sunday, or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

“Capital Change” means any change, reclassification, share split (including a reverse share split), share dividend or distribution only to, or other similar transaction effecting only, holders of Capital Shares of the Corporation outstanding and or issued on the date of the Filing, including, for the avoidance of doubt, Common Shares issuable upon conversion of the Series A Preferred Shares.

“Capital Shares” means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person’s capital shares and any and all rights, warrants or options exchangeable for or convertible into such capital shares (but excluding any debt security whether or not it is exchangeable for or convertible into such capital shares).

Doc # NY7 175618 7

101266227.16, Amended and Restated Articles of Incorporation of Cloyes Gear and Products Inc.

Doc ID -->	200613700008

“Closing IPO Price” shall mean the closing price per share of the Common Shares offered in the Initial Public Offering.

“Cloves Shares” means those Common Shares issued and outstanding on the date of the Filing, without including any Common Shares issuable upon conversion of the Series A Preferred Shares on the date of the Filing.

“Commission” means the United States Securities and Exchange Commission.

“Common Shares” shall have the meaning ascribed to it in subsection (a) of Article FOURTH prior to Part A thereof.

“Common Share Equivalent” shall mean any security or obligation which is by its terms convertible, exchangeable or exercisable into Common Shares, and any option, warrant or other subscription or purchase right with respect to Common Shares or any Common Share Equivalent.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease, dividend, guaranty, letter of credit or other obligation, contractual or otherwise (the “primary obligation” of another Person (the “primary obligor”), whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof.

“Conversion Price” shall have the meaning ascribed to it in Section 6(a) of Part B or Article FOURTH.

“Corporation” means Cloyes Gear and Products, Inc., an Ohio corporation.

“Credit Agreement” means that Loan and Security Agreement, dated on or about the date of the Filing, by and among, the Corporation, HDM Products, Inc., The Mesh Company LLC, LaSalle Business Credit, LLC, and the financial institutions named therein.

Doc # NY7 175618 7

101266227 16, Amended and Restated Articles of Incorporation of Cloyes Gear and Products Inc.

Doc ID -->	200613700008

“Current Market Price” per share of Capital Shares of any Person shal1 mean, as of the date of determination, (a) the average of the daily Market Price under clause (a), (b) or (c) of the definition thereof of such Capital Shares during the immediately preceding thirty (30) trading days ending on such date, and (b) if such Capital Shares are not then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, then the Market Price under clause (d) of the definition thereof on such date.

“Debt Reduction Target” means, for the last day of any Period, the amount of Outstanding Net Indebtedness that may not be exceeded to obtain the appropriate Percentage Increase.

“EBITDA” means, for any Period, the earnings from operations before interest, taxes, depreciation and amortization of the Company and its subsidiaries as derived from the Corporation’s audited financial statements for that Period; provided, however, for purposes of determining EBITDA for Period 1, the Restructuring Costs will be added back.

“EBITDA Target” means, with respect to each Period, the amount of EBITDA required to be generated by the Company to obtain the appropriate Percentage Increase.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Excluded Transaction” means (a) any issuance of Common Shares (i) upon the conversion of Series A Preferred Shares, (ii) as a dividend on Series A Preferred Shares or (iii) upon conversion or exercise of any Common Share Equivalent and/or (b) any issuance of Common Shares pursuant to Section 6(b) of Part B of Article FOURTH.

“Initial Public Offering” shall mean the first underwritten public offering of Common Shares pursuant to an effective registration statement under the Securities Act.

“Investor” shall mean, collectively, KPS Special Situations Fund II, L.P. and KPS Special Situations Fund II(A), L.P.

“Investor Exit Event” shall have the meaning ascribed to the term “KPS Exit Event” in the Corporation’s Restricted Stock Unit Plan.

“Junior Shares” shall have the meaning ascribed to it in Section 1(a) of Part B of Article FOURTH.

“Liquidation” shall mean a voluntary or involuntary liquidation under applicable bankruptcy or reorganization legislation, or the dissolution or winding up of the Corporation.

“Liquidation Payment” means, with respect to each share of Series A Preferred Shares, a payment equal to the Liquidation Preference.

“Liquidation Preference” shall have the meaning ascribed to it in Section 3(a) of Part B of Article FOURTH.

Doc # NY7 175618 7

101266227.16, Amended and Restated Articles of Incorporation of Cloyes Gear and Products Inc.

Doc ID -->	200613700008

“Market Price” shall mean, with respect to the Capital Shares of any Person, as of the date of determination, (a) if such Capital Shares are listed on a national securities exchange. the closing price per share of such Capital Shares on such date published in The Wall Street Journal (National Edition) or, if no such closing price on such date is published in The Wall Street Journal (National Edition), the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which such Capital Shares are then listed or admitted to trading; or (b) if such Capital Shares are not then listed or admitted to trading on any national securities exchange but are designated as a national market system security by the National Association of Securities Dealers, Inc., the last trading price of such Capital Shares on such date; or (c) if there shall have been no trading on such date or if such Capital Shares are not designated as a national market system security by the National Association of Securities Dealers, Inc., the average of the reported closing bid and asked prices of such Capital Shares on such date as shown by the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System and reported by any member firm of the New York Stock Exchange selected by the Corporation; or (d) if none of (a), (b) or (c) is applicable, a fair market value price per share determined mutually by the Board of Directors and the holders of a majority of the Series A Preferred Shares taking into consideration, among other factors, whether such securities are “restricted securities,” the absence of a public market for such shares, or, if the Board of Directors and the holders of a majority of the Series A Preferred Shares shall fail to agree, at the Corporation’s expense, by an appraiser chosen by the Corporation and reasonably satisfactory to the holders of a majority of the Series A Preferred Shares. Any determination of the Market Price of Capital Stock of the Corporation by an appraiser or the Board of Directors shall be based on a valuation of the Corporation as an entirety without regard to any discount for minority interests, illiquidity or disparate voting rights among classes of Capital Shares of the Corporation.

“Net Indebtedness” means (a) all obligations of the Corporation or any of its subsidiaries for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers’ acceptances, whether or not matured), (b) all obligations of the Corporation or any of its subsidiaries to pay the deferred purchase price of property or services, except trade accounts payable and accrued commercial or trade liabilities arising in the ordinary course of business, (c) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by the Corporation or any of its subsidiaries, whether periodically or upon the happening of a contingency, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired the Corporation or any of its subsidiaries (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of the Corporation or any of its subsidiaries under leases which have been or should be, in accordance with U.S. generally accepted accounting principles, recorded as capital leases, (f) all indebtedness secured by any lien (other than liens in favor of lessors under leases other than leases included in clause (e)) on any property or asset owned or held by the Corporation or any of its subsidiaries regardless of whether the indebtedness secured thereby shall have been assumed by the Corporation or any of its subsidiaries or is non-recourse to the credit of such Person, (g) any Contingent Obligation of the Corporation or any of its subsidiaries and (h) less any cash or cash equivalents of the Corporation or any of its subsidiaries, in each case a evidenced by the Corporation’s audited financial statements for the years ended December 31, 2006 and 2007.

Doc # NY7 175618 7

10126627 16, Amended and Restated Articles of Incorporation of Cloyes Gear and Products Inc

Doc ID -->	200613700008

“Outstanding Net Indebtedness” means as to any Period, the average amount of Net Indebtedness for a period beginning on the first day of December prior to the end of such Period and ending on the last day of February following the end of such Period.

“Percentage Increase” means any amount that shall be added to the Percentage Ownership based on achieving each of the following Targets for each Period: (a) if in Period 1, EBITDA exceeds $10,000,000, then an additional 3% will be added to the Percentage Ownership, (b) if in Period 1, Outstanding Net Indebtedness is less than $25,500,000, then an additional 2% will be added to the Percentage Ownership, (c) if in Period 2, (i) EBITDA is at least $13,000,000 but less than $14,000,000, then an additional 0.05% will be added to the Percentage Ownership upon achieving $13,000,000 in EBITDA, and an additional 0.05% will be added to the Percentage Ownership for each additional $100,000 generated in EBITDA (but the total Percentage Increase under this clause (c) (i) shall not exceed 0.50%), (ii) EBITDA is at least $14,000,000 but less than $15,000,000, then (without giving effect to clause (i)) an additional .60% will be added to the Percentage Ownership upon achieving $14,000,000 in EBITDA, and an additional 0.10% will be added to the Percentage Ownership for each additional $100,000 generated in EBITDA (but the total Percentage Increase under this clause (c) (ii) shall not exceed 1.5%), or (iii) EBITDA is equal to or greater than $15,000,000, then (without giving effect to clauses (i) or (ii)) an additional 3% will be added to the Percentage Ownership, and (d) if in Period 2, (i) Outstanding Net Indebtedness is no greater than $24,000,000, but is greater than $22,000,000, then an additional 0.05% will be added to the Percentage Ownership upon achieving Outstanding Net Indebtedness of $24,000,000 and an additional 0.05% will be added to the Percentage Ownership for each additional $200,000 reduction in Outstanding Net Indebtedness (but the total Percentage Increase under this clause (d) (i) shall not exceed 0.50%), or (ii) Outstanding Net Indebtedness is no greater than $22,000,000, then (without giving effect to clause (i) an additional 2.0% will be added to the Percentage Ownership. Notwithstanding any of the foregoing to the contrary, (i) if there is an Investor Exit Event prior to the completion of Period 1, then the maximum Percentage Increase that could have been achieved during Period 1 shall be deemed to have occurred immediately prior to such Investor Exit Event and (ii) if there is an Investor Exit Event prior to the completion of any Period, then the maximum Percentage Increase that could have been achieved during Period 2 shall be deemed to have occurred immediately prior to such Investor Exit Event only if upon such Investor Exit Event, the Investors collectively receive 3 times the aggregate amount of equity invested by such Investors.

“Percentage Ownership” means the percentage determined by dividing (x) the number of Cloyes Shares outstanding (as adjusted for any Capital Changes after the date of the Filing) divided by (y) the sum of (i) the number of Cloyes Shares (as adjusted for any Capital Changes after the date of the Filing) plus (ii) the number of Common Shares issuable upon the conversion of the Series A Preferred outstanding on the date hereof (as adjusted for any Capital Changes not already reflected in an adjustment to the Conversion Price in accordance with Section 6 of Part B of Article FOURTH) plus (B) the number of Common Shares issued upon the conversion of the Series A Preferred Shares (as adjusted for any Capital Changes not already reflected in an adjustment to the Conversion Price in accordance with Section 6 of Part B of Article FOURTH). The Percentage Ownership as of the date of the Filing after giving effect to the issuance of the

Doc # NY7 175618 7

101266227 16, Amended and Restated Articles of Incorporation of Cloyes Gear and Products Inc

Doc ID -->	200613700008

Series A Preferred Shares is 10% and may be increased from time to time pursuant to Sections 6(e) and 6(f) of Part B of Article FOURTH. For the avoidance of doubt no Capital Shares issued after the date of this Filing, other than shares issued to the holders of the Cloyes Shares or the Series A Preferred Shares (or the holders of Common Shares issued upon conversion of the Series A Preferred Shares) in connection with a Capital Change, shall be included in the calculation of Percentage Ownership.

“Period” means Period 1 or Period 2, as the context requires.

“Period 1” shall have the meaning ascribed to it in Section 6(e) of Part B of Article FOURTH.

“Period 2” shall have the meaning ascribed to it in Section 6(e) of Part B of Article FOURTH.

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

“Restructuring Costs” shall have the meaning in Stock Purchase Agreement dated the date of the Filing by and among the Corporation and the other parties named therein.

“Sale Transaction” shall mean (a) (i) the merger or consolidation of the Corporation into or with one or more Persons, (ii) the merger or consolidation of one or more Persons into or with the Corporation or (iii) a tender offer or other business combination if, in the case of (i), (ii) or (iii), the shareholders of the Corporation prior to such merger or consolidation do not retain at least a majority of the voting power of the surviving Person or (b) the voluntary sale, conveyance, exchange or transfer to another Person or Persons of (i) the voting Capital Shares of the Corporation if, after such sale, conveyance, exchange or transfer, the shareholders of the Corporation prior to such sale, conveyance, exchange or transfer do not retain at least a majority of the voting power of the Corporation or (ii) all or substantially all of the assets of the Corporation.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Series A Preferred Shares” shall have the meaning ascribed to it in subsection (b) of Article FOURTH prior to Part A thereof.

“Special Distribution” means any distribution to the holders of the Series A Preferred Shares approved by the Board of Directors and permitted under Section 2(b) of Part B of Article FOURTH for the purpose of paying any portion of the Liquidation Preference on such Series A Preferred Shares to holders of the Series A Preferred Shares and converting the appropriate number of Series A Preferred Shares into Common Shares as contemplated by Section 6(b) of Part B of Article FOURTH.

Doc # NY7 175618 7

101266237 16, Amended and Restated Articles of Incorporation of Cloyes Gear and Products Inc.

Doc ID -->	200613700008

“Target” means, with respect to each Period, the EBITDA Target or the Debt Reduction Target, as the context requires.

“Transaction” shall have the meaning ascribed to it in Section 6(i) of Part B of Article FOURTH.

EIGHTH: Certain Remedies. Any registered holder of Capital Shares shall, to the extent permitted by law, be entitled to an injunction or injunctions to prevent breaches of the provisions of this Amended and Restated Articles of Incorporation and to enforce specifically the terms and provisions of this Amended and Restated Articles of Incorporation in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which such holder may be entitled at law or in equity.

Doc # NY7 175618 7

101266227 16, Amended and Restated Articles of Incorporation of Cloyes Gear and Products Inc.

Doc ID -->	200933600374

DATE:	DOCUMENT ID	DESCRIPTION	FILING	EXPED	PENALTY	CERT	COPY
12/02/2009	200933600374	MERGER/DOMESTIC (MER)	125.00	300.00	.00	.00	.00

Receipt

This is not a bill. Please do not remit payment.

CT CORPORATION SYSTEM

4400 EASTON COMMONS WAY, SUITE 125

ATTN: TIMOTHY ROBERSON

COLUMBUS, OH 43219

STATE OF OHIO

CERTIFICATE

Ohio Secretary of State, Jennifer Brunner

206185

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

CLOYES GEAR AND PRODUCTS, INC.

and, that said business records show the filing and recording of:

Document(s)	Document No(s):
MERGER/DOMESTIC	200933600374

United States of America State of Ohio Office of the Secretary of State	Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 2nd day of December, A.D. 2009. Ohio Secretary of State

Doc ID -->	200933600374

DATE:	DOCUMENT ID	DESCRIPTION	FILING	EXPED	PENALTY	CERT	COPY
12/02/2009	200933600374	MERGED OUT OF EXISTENCE (MEX)	.00	.00	.00	.00	.00

Receipt

This is not a bill. Please do not remit payment.

CT CORPORATION SYSTEM

4400 EASTON COMMONS WAY, SUITE 125

ATTN: TIMOTHY ROBERSON

COLUMBUS, OH 43219

STATE OF OHIO

CERTIFICATE

Ohio Secretary of State, Jennifer Brunner

1892771

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

CLOYES MERGER CORPORATION

and, that said business records show the filing and recording of:

Document(s)	Document No(s):
MERGED OUT OF EXISTENCE	200933600374

United States of America State of Ohio Office of the Secretary of State	Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 2nd day of December, A.D. 2009. Ohio Secretary of State

Doc ID -->	200933600374

Form [ILLEGIBLE] Prescribed by the: Ohio Secretary of State Central Ohio: (614) 466-3910 Toll Free: (877) SOS-FILE (767-3453) [ILLEGIBLE]	Expedite this form: (select one) Mail form to one of the following: ☒ Expedite PO Box 1390 Columbus, OH 43216 [ILLEGIBLE] ☐ Non Expedite PO Box 1329 Columbus, OH 43216

CERTIFICATE OF MERGER

Filing Fee $125

(164-MER)

In accordance with the requirements of Ohio law, the undersigned corporations, banks, savings banks, savings and loan associations, limited liability companies, partnerships, limited partnerships and/or limited liability partnerships, desiring to effect a merger, set forth the following facts

I.		SURVIVING ENTITY
	A.	Name of the entity surviving the merger	Cloyes Gear and Products, Inc.

B.	Name Change: As a result of this merger, the name of the surviving entity has been changed to the following

(Complete only if name of surviving entity is changing through the merger)

C.	The surviving entity is a (Please check the appropriate box and fill in the appropriate blanks)

☒	Domestic (Ohio) For-Profit Corporation, charter number	206185

☐	Domestic (Ohio) Nonprofit Corporation, charter number

☐	Foreign (Non-Ohio) For-Profit Corporation incorporated under the laws of the jurisdiction of and licensed to transact business in the state of Ohio under license number

☐	Foreign (Non-Ohio) For-Profit Corporation incorporated under the laws of the jurisdiction of and NOT licensed to transact business in the state of Ohio
☐	Foreign (Non-Ohio) Nonprofit Corporation under the laws of the jurisdiction of and licensed to transact business in the state of Ohio under license number
☐	Foreign (Non-Ohio) Nonprofit Corporation under the laws of the jurisdiction of and NOT licensed to transact business in the state of Ohio
☐	Domestic (Ohio) For-Profit Limited Liability Company, with registration number
☐	Domestic (Ohio) Nonprofit Limited Liability Company, with registration number
☐	Foreign (Non-Ohio) For-Profit Limited Liability Company organized under the laws of the jurisdiction of registered to do business in the state of Ohio under registration number
☐	Foreign (Non-Ohio) For-Profit Limited Liability Company organized under the laws of the jurisdiction of and NOT registered to do business in the state of Ohio

[ILLEGIBLE]	Page 1 of 12	[ILLEGIBLE]

Doc ID -->	200933600374

☐	Foreign (Non-Ohio) Nonprofit Limited Liability Company organized under the laws of the jurisdiction of and registered to do business in the state of Ohio under registration number

☐	Foreign (Non-Ohio) Nonprofit Limited Liability Company organized under the laws of the jurisdiction of and NOT registered to do business in the State of Ohio

☐	Partnership, registration number, if any,

☐	Partnership NOT registered with the state of Ohio

☐	Domestic (Ohio) Limited Partnership, with registration number

☐	Foreign (Non-Ohio) Limited Partnership organized under the laws of the jurisdiction of and registered to do business in the state of Ohio under registration number

☐	Foreign (Non-Ohio) Limited Partnership organized under the laws of the jurisdiction of and NOT registered to do business in the state of Ohio

☐	Domestic (Ohio) Limited Liability Partnership, with the registration number

☐	Foreign (Non-Ohio) Limited Liability Partnership organized under the laws of the jurisdiction of and registered to do business in the state of Ohio under registration number

☐	Foreign (Non-Ohio) Limited Liability Partnership organized under the laws of the jurisdiction of and NOT registered to do business in the state of Ohio

II.	CONSTITUENT ENTITY

Provide the name, charter/license/registration number, type of entity, jurisdiction of formation, for each entity merging out of existence. (If this is insufficient space to reflect all merging entities, please attach a separate sheet listing the additional merging entities)

Name	Charter, License, Registration, or Registration Number	Jurisdiction of Formation	Type of Entity

Cloyes Merger	1892771	Ohio	For-Profit

Corporation			Corporation

III.	MERGER AGREEMENT ON FILE

The name and mailing address of the person or entity from whom/which eligible persons may obtain a copy or the merger agreement upon written request

Anthony F. Blake	601 Phoenix Avenue, Suite #2
Name	Mailing Address

Fort Smith	AR	72903
City	State	Zip Code

[ILLEGIBLE]	Page 2 of 12	[ILLEGIBLE]

Doc ID -->	200933600374

IV	EFFECTIVE DATE OF MERGER

This merger is to be effective on (The date specified must be on or after the date of the filing the effective date of the merger cannot be [ILLEGIBLE] than the date of filing. If no date is specified, the date of filing will be the effective date of the merger).

V.	MERGER AUTHORIZED

Each constituent entity has complied with all of the laws under which it exists and the laws permit the merger. The agreement of merger is authorized on behalf of each constituent entity and each person who signed the certificate on behalf of each entity is authorized to do so.

VI.	STATEMENT OF MERGER

Upon filing this Certificate of Merger, or upon such later date as specified herein, the merging entity/entities listed herein shall merge into the listed surviving entity.

VII.	STATUTORY AGENT

If the surviving entity is a foreign entity NOT licensed to transact business in Ohio. OR if the surviving entity is a domestic corporation, limited liability company, or limited partnership entity updating its agent information, provide the name and address of statutory agent upon whom any process, notice of demand may be served.

AGC Co.	3200 National City Center, 1900 E. 9th Street
Name	Mailing Address

Cleveland	Ohio	[ILLEGIBLE]
City	State	Zip Code

VIII	ACCEPTANCE OF AGENT

If the new entity is a domestic corporation, domestic limited liability company, partnership or domestic limited partnership, then the agent must accept appointment.

The undersigned named herein as the statutory agent upon whom service of process against any constituent entity the surviving entity may be served, hereby acknowledges and accepts the appointment of statutory agent

12/2/09

Signature of Agent	Date

	☐	If the agent is an individual using a P.O. Box, the agent must check this box to confirm that he or she is an Ohio resident

IX		AMENDMENTS

In the case of a merger into a domestic corporation, limited liability company, or limited partnership; any amendments to the articles of incorporation, articles of organization, or certificate of limited partnership of the surviving domestic entity shall be [ILLEGIBLE] with certificate of merger.

☒ Amendments are attached	☐ No Amendments

X	REQUIREMENTS OF CORPORATIONS MERGING OUT OF EXISTENCE

If a domestic or foreign corporation licensed to transact business in Ohio is constituent entity and the surviving or new entity [ILLEGIBLE] from the merger is not a domestic or foreign corporation that is to be licensed to transact business in Ohio the certificate of merger must be accompanied by the affidavits, receipts, certificates, or other evidence required by division (11) of section [ILLEGIBLE] and division (G) of section 1702.47 of the Revised Code with respect to each domestic corporation and by the affidavits, receipts, certificates, or other evidence required by division (C) or (D) of section 1703.17 of the Revised Code with respect to each foreign constituent corporation licensed to transact business in Ohio.

[ILLEGIBLE]	Page 3 of 12 Page 5	[ILLEGIBLE]

Doc ID -->	200933600374

XI	QUALIFICATION OR LICENSURE OF FOREIGN SURVIVING ENTITY

A.	The surviving foreign entity desires to transact business in Ohio as a foreign corporation, bank, savings bank, savings and loan, limited liability company, partnership, limited partnership, or limited liability partnership, and hereby appoints the following as its statutory agent upon whom process, notice or demand against the entity may be served in the state of Ohio.

Name	Mailing Address

Ohio
City	State	Zip Code

☐	If the agent is an individual using a P.O. Box, check the box to confirm that the agent is an Ohio resident.

The surviving foreign corporation, bank, savings bank, savings and loan, limited liability company, limited partnership, or limited liability partnership (“surviving entity”) irrevocably consents to (1) service of process on the statutory agent listed above as long as authority of the agent continues, and (2) to service of process upon the Secretary of State of Ohio if the agent cannot be found. If the surviving entity fails to designate another agent, as required by Ohio law, the surviving entity’s license or registration to do business in Ohio expires or is canceled.

B.	The qualifying entity also states as follows: (Complete only if applicable)

1.	Foreign Qualifying Corporation (Section 1703.04)

(If the qualifying entity is a foreign corporation, the following information must be completed.)

(a)	Name of the corporation in its jurisdiction of formation

(b)	If the corporate name is not available, the trade name under which it will do business in Ohio

(c)	Location and complete address of its principal office

Mailing Address

City	State	Zip Code

(d)	Name of the county in which its principal office in Ohio, if any, is to be located

(e)	A brief summary of the corporate purpose to be exercised within Ohio

(f)	To procure a license to transact business in Ohio, a foreign corporation for-profit must file with the secretary of state a certificate of good standing or subsistence, dated not earlier than 90 days prior to the filing of the application, under the seal of the secretary of state, or other proper official, of the jurisdiction under the laws of which said corporation was incorporated, setting forth: (1) the exact corporate title; (2) the date of incorporation; and (3) the fact that the corporation is in good standing or is a subsisting corporation.

[ILLEGIBLE]	Page 4 of 12 Page 6	[ILLEGIBLE]

Doc ID -->	200933600374

2	Foreign Notice (Section 1703.031)

(If the qualifying entity is a foreign bank, savings bank, or savings and loan, the following information must be completed.)

(a)	Name of the Foreign nationally/federally chartered bank, savings bank, or savings and loan association

(b)	Any trade name(s) under which the corporation will conduct business in Ohio

(c)	Location of the corporation’s main office (Non-Ohio)

Mailing Address

City	State	Zip Code

(d)	Principal office location in Ohio

Mailing Address

Ohio
City	State	Zip Code

(If there will not be an office in Ohio, please state “None” on the form)

(e)	The corporation will exercise the following purpose(s) in Ohio

3.	Foreign Qualifying Limited Liability Company (Section 1705.54)

(If the qualifying entity is a foreign limited liability company, the following information must be completed.)

(a)	Name of the For-Profit or Nonprofit limited liability company in its jurisdiction of formation

(b)	Name under which the limited liability company desires to transact business in Ohio (if different from its name in its jurisdiction of formation)

(c)	The limited liability company was formed on
Date
under the laws of the jurisdiction of
Jurisdiction

[ILLEGIBLE]	Page 5 of 12 Page 7	[ILLEGIBLE]

Doc ID -->	200933600374

	(d)	Address to which interested persons may direct requests for copies of the articles of organization, operating agreement, bylaws, or other charter documents of the company

Mailing Address

		City	State		Zip Code

4.	Foreign Qualifying Limited Partnership under section 1782.49
(If the qualifying entity is a foreign limited partnership, the following information must be completed.)

	(a)	Name of the limited partnership

	(b)	The limited partnership was formed on
Date

Under the laws of the jurisdiction of
Jurisdiction

	(c)	Address of the office of the limited partnership in its jurisdiction of formation

Mailing Address

		City		State	Zip Code

	(d)	Address of the limited partnership’s principal office

Mailing Address

		City		State	Zip Code

	(e)	The names and business or residence addresses of the general partners of the partnership are as follows:

		Name	Mailing Address

		Name	Mailing Address

		Name	Mailing Address

		Name	Mailing Address

(Please attach additional separate sheet(s) listing other general partners and their addresses as needed)

[ILLEGIBLE]	Page 6 of 12	[ILLEGIBLE]

Doc ID -->	200933600374

	(f)	The address of the office where a list of the names and business or residence addresses of the limited partners and their respective capital contributions is to be maintained

Mailing Address

		City		State	Zip Code

The limited partnership hereby certifies that it shall maintain such records until the registration of the limited partnership in Ohio is canceled or withdrawn.

5.	Foreign Qualifying Limited Liability Partnership (Section [ILLEGIBLE]) (if the qualifying entity is a foreign limited liability partnership, the following information must be completed.)

	(a)	Name of the partnership

Name must include one of the following phrases or abbreviations: “registered limited liability partnership.” “limited liability partnership,” “R.L.L.P.,” “L.L.P.,” “RLLP,” or “LLP.”

	(b)	The partnership was formed under the laws of the jurisdiction of

	(c)	Address of the partnership’s chief executive office

Mailing Address

		City	State	Zip Code

	(d)	If the chief executive office is not in Ohio, the address of any office of the partnership in Ohio, if one exists

Mailing Address

Ohio
		City	State	Zip Code

	(e)	Foreign limited liability partnership must attach evidence of existence in its jurisdiction of formation (origin).

(Proceed to page 8 for signatures of authorized officers, partners and representatives.)

[ILLEGIBLE]	Page 7 of 12	[ILLEGIBLE]

Doc ID -->	200933600374

The undersigned constituent entitles have caused this certificate of merger to be signed by its duly authorized officers, partners and representatives on the date(s) stated below

Cloyes Gear and Products, Inc.

Exact name of entity

By:

Signature

Its:	President and Chief Executive Officer

Title

Date:	12/2/09

Cloyes Merger Corporation

Exact name of entity

By:

Signature

Its:	Chief Financial Officer

Title

Date:	12/2/09

Exact name of entity

By:

Signature

Its:

Title

Date:

Exact name of entity

By:

Signature

Its:

Title

Date:

Exact name of entity

By:

Signature

Its:

Title

Date:

An authorized representative of each constituent corporation, partnership, or entity must sign the merger certificate (ORC 1701.81(A), 1702.43 (A), 1705.38(A), 1776.70(A), 1782.433(A)).

[ILLEGIBLE]

Doc ID -->	200933600374

Prescribed by:	Expedite this Form: (Select One)
The Ohio Secretary of State	Mail Form to one of the Following:
Central Ohio: (614) 466-3910 Toll Free: 1-877-SOS-FILE (1-877-767-3453)	☒ Yes	PO Box 1390 Columbus, OH 43216
“‘Requires an additional fee of $100’”
www.sos.state.oh.us e-mail: busserv@sos.state.oh.us	☐ No	PO Box 1028 Columbus, OH 43216

Certificate of Amendment by

Shareholders or Members

(Domestic)

Filing Fee $50.00

(CHECK ONLY ONE (1) BOX)

(1) Domestic for Profit	PLEASE READ INSTRUCTIONS	(2) Domestic Nonprofit
☒ Amended (122-AMAP)	☐ Amendment (126-AMDS)	☐ Amended (128-AMAN)	☐ Amendment (128-AMD)

Complete the general information in this section for the box checked above.

Name of Corporation	Cloyes Gear and Products, Inc.

Charter Number	206185

Name of Officer	M. Trevor Myers

Title	President and Chief Executive Officer

☐ Please check if additional provisions attached.

The above named Ohio corporation, does hereby certify that:

☒ A meeting of the	☒ shareholders ☐ directors (non-profit amended articles only)

☒ members was duly called and held on	December 2, 2009
(Date)

at which meeting a quorum was present in person or by proxy, based upon the quorum present, an affirmative vote was cast which entitled them to exercise 66.66% as the voting power of the corporation.

☐ In a writing signed by all of the     ☐ shareholders     ☐ directors (non-profit amended articles only)

☐ members who would be entitled to the notice of a meeting or such other proportion not less than a majority as the articles of regulations or bylaws permit.

Clause applies if amended box is checked.

Resolved, that the following amended articles of incorporations be and the same are hereby adopted to supercede and take the place of the existing articles of incorporation and all amendments thereto.

541	Page 1 of 2	Last Revised: May 2002
ILLEGIBLE

Doc ID -->	200933600374

All of the following information must be completed if an amended box is checked. If an amendment box is checked, complete the areas that apply.

FIRST:	The name of the corporation is:	Cloyes Gear and Products, Inc.

SECOND:	The place in the State of Ohio where its principal office is located is in the City of:

	Mentor	Lake
	(city, village or township)	(county)

THIRD:	The purposes of the corporation are as follows:

The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be formed under Chapter 1701 of the Revised Code of Ohio.

1,000 Common Shares.
FOURTH:	The number of shares which the corporation is authorized to have outstanding is	No Par Value
(Does not apply to box (2))

REQUIRED		12/2/09
Must be authenticated (signed) by an authorized representative	Authorized Representative	Date
(See Instructions)	M Trevor Myers
(Print Name)

	Authorized Representative	Date

(Print Name)

[ILLEGIBLE]	Page 2 of 2	[ILLEGIBLE]

Doc ID -->	201426701474

DATE	DOCUMENT ID	DESCRIPTION	FILING	EXPED	PENALTY	CERT	COPY
09/25/2014	201426701474	DOMESTIC AGENT SUBSEQUENT APPOINTMENT (AGS)	25.00	0.00	0.00	0.00	0.00

Receipt

This is not a bill. Please do not remit payment.

CT CORPORATION SYSTEM

ATTN: JAMES H TANKS III

4400 EASTON COMMONS WAY, STE 125

COLUMBUS, OH 43219

STATE OF OHIO

CERTIFICATE

Ohio Secretary of State, Jon Husted

206185

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

CLOYES GEAR AND PRODUCTS, INC.

and, that said business records show the filing and recording of:

Document(s)	Document No(s):
DOMESTIC AGENT SUBSEQUENT APPOINTMENT	201426701474

Effective Date: 09/23/2014

United States of America State of Ohio Office of the Secretary of State	Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 25th day of September, A.D. 2014. Ohio Secretary of State

Doc ID -->	201426701474

Form 521 Prescribed by:
JON HUSTED	Mail this form to one of the following:
Ohio Secretary of State
Regular Filing (non expedite)
Central Ohio: (614) 466-3910	P.O. Box 788
Toll Free: (877) SOS-FILE (767-3453)	Columbus, OH 43216
www.OhioSecretaryofState.gov
Busserv@OhioSecretaryofState.gov	Expedite Filing (Two-business day processing
time requires an additional $100.00).
P.O. Box 1390
Columbus, OH 43216

Statutory Agent Update

Filing Fee: $25

(CHECK ONLY ONE(1) BOX)

(1) Subsequent Appointment of Agent

☒	Corp (165-AGS)

☐	LP (165-AGS)

☐	LLC (171-LSA)

☐	Business Trust (171-LSA)

☐	Real Estate Investment Trust (171-LSA)

(2) Change of Address of an Agent

☐	Corp (145-AGA)

☐	LP (145-AGA)

☐	LLC (144-LAD)

☐	Business Trust (144-LAD)

☐	Real Estate Investment Trust (144-LAD)

(3) Resignation of Agent

☐	Corp (155-AGR)

☐	LP (155-AGR)

☐	LLC (153-LAG)

☐	Partnership (153-AGR)

☐	Business Trust (153-LAG)

☐	Real Estate Investment Trust (153-LAG)

Name of Entity	CLOYES GEAR AND PRODUCTS, INC.

Charter, License or Registration No.	206185

Name of Current Agent	AGC CO.

Complete the information in this section if box (1) is checked

Name and Address of New Agent	C T Corporation System
	Name of Agent
	1300 East 9th Street
	Mailing Address
	Cleveland	Ohio	44114
	City	State	Zip Code

Form 521	Page 1 of 3	Last Revised: 5/14/2014
[ILLEGIBLE]

Doc ID -->	201426701474

Complete the information in this section if box (1) is checked and business is an Ohio entity
ACCEPTANCE OF APPOINTMENT FOR DOMESTIC ENTITY’S AGENT
The Undersigned,	C T Corporation System	named herein as the
Name of Agent

statutory agent for	CLOYES GEAR AND PRODUCTS, INC.	, hereby acknowledges
Name of Business Entity

and accepts the appointment of statutory agent for said entity.

	Signature:	James H. Tanks II Assistant Secretary
Individual Agent’s Signature/Signature on behalf of business Serving as Agent

Complete the information in this section if box (2) is checked

New Address of Agent
Mailing Address

Ohio
	City	State	Zip Code

Complete the information in this section if box (3) is checked

The agent of record for the entity identified on page 1 resigns as statutory agent.

Current or last known address of the entity’s principal office where a copy of this Resignation of Agent was sent as of the date of filing or prior to the date filed.

Mailing Address

City	State	Zip Code

Form 521	Page 2 of 3	Last Revised: 5/14/2014
[ILLEGIBLE]

Doc ID -->	201426701474

By signing and submitting this form to the Ohio Secretary of State, the undersigned hereby certifies that he or she has the requisite authority to execute to this document.

Required Agent update must be signed by an authorized representative (see instructions for specific information).
Authorized Representative

By (if applicable)

If authorized representative is an individual, then they must sign in the “signature” box and print their name in the “Print Name” box.	Leila Morad
Print Name

If authorized representative is a business entity, not an individual, then please print the business name in the “signature” box, an authorized representative of the business entity must sign in the “By” box and print their name in the “Print Name” box.
Authorized Representative

By (if applicable)

Print Name

Form 521	Page 3 of 3	Last Revised: 5/14/2014

[ILLEGIBLE]